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As filed with the Securities and Exchange Commission on June 21, 2004

Registration No. 333-114469

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

   PRE-EFFECTIVE AMENDMENT NO. 1

   POST-EFFECTIVE AMENDMENT NO. ___

PORTICOES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

712 Fifth Avenue, 24th Floor
New York, NY 10019
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 364-8744

Les J. Lieberman
Porticoes Investment Management, LLC
712 Fifth Avenue, 24th Floor
New York, NY 10019
(Name and Address of Agent For Service)

Copies of information to:

Thomas D. Balliett, Esq. J. Michael Mayerfeld, Esq. Kramer Levin Naftalis & Frankel LLP 919 Third Avenue New York, NY 10022 (212) 715-9100	Abigail Arms, Esq. Anthony Vertuno, Esq. Shearman & Sterling LLP 801 Pennsylvania Avenue N.W. Washington, DC 20004 (202) 508-8000

Approximate Date Of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

when declared effective pursuant to section 8(c).

If appropriate, check the following box:

This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _________________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, $0.01 par value per share	15,333,334	$15.00	$230,000,010	$29,141.00(3)
(1)	Includes the underwriters’ over-allotment option.
(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.
(3)	The registration fee was paid with the original filing of this Registration Statement, and no fee is included with this filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

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Prospectus	SUBJECT TO COMPLETION, DATED JUNE 21, 2004

13,333,334 Shares

Porticoes Capital Corporation

Common Stock

Porticoes Capital Corporation is offering shares of its common stock.

This is our initial public offering, and no public market currently exists for our shares. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this initial public offering.

Porticoes Capital Corporation is a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate current income and capital appreciation through investments in senior loans, mezzanine debt and, to a lesser extent, private equity in middle market companies.

We will be managed by Porticoes Investment Management, LLC, and PIM Holdings, LLC will arrange for the administrative services necessary for us to operate.

We have reserved the symbol “PTCC” for the quotation of our common stock on the Nasdaq National Market.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

Investing in our common stock involves a high degree of risk. See “Risk Factors” beginning on page 12.

	Per Share	Total(1)

Offering Price(2)	$15.000	$200,000,010

Sales Load (Discounts and commissions to underwriters)(2)	$0.675	$9,000,000

Offering Proceeds to Porticoes Capital Corporation, before expenses(3)	$14.325	$191,000,010

(1)
We have granted the underwriters the right to purchase up to an additional 2,000,000 shares of common stock, at the offering price less the sales load, to cover any over-allotments. The underwriters can exercise this right at any time within thirty days from the date of the final prospectus. If the over-allotment option is exercised in full, the total offering price will be $230,000,010, the total sales load will be $10,350,000 and the offering proceeds to us would be $219,650,010, before deducting expenses payable by us.

(2)	Includes 279,232 shares of common stock reserved by the underwriters for sale net of the sales load to certain members of our senior management, as if such shares were sold at the offering price.
(3)	We estimate that we will incur $1,083,000 in expenses in connection with this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares of common stock to investors on                 , 2004.

Banc of America Securities LLC

Piper Jaffray	RBC Capital Markets

Keefe, Bruyette & Woods	Morgan Keegan & Company, Inc.

, 2004

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted.

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SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Porticoes Capital” refer to Porticoes Capital Corporation; “Porticoes Investment Management” and “investment adviser” refer to Porticoes Investment Management, LLC; and “PIM Holdings” and “our administrator” refer to PIM Holdings, LLC, the sole member of Porticoes Investment Management.

OUR COMPANY

General

Porticoes Capital is a newly organized closed-end, non-diversified management investment company that was incorporated in Maryland in April 2004. We have filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We will focus primarily on providing senior loans and mezzanine debt financing to, and, to a lesser extent, investing in private equity in, middle market companies in transactions such as leveraged buyouts, recapitalizations, refinancings, acquisitions, and corporate growth transactions. Our investments will be made directly in such middle market companies, which in many cases will be controlled by a private equity fund managed by a financial sponsor firm.

Our investment objective is to generate current income and capital appreciation through investments in senior loans, mezzanine debt and, to a lesser extent, private equity in middle market companies. We expect to identify investment opportunities primarily through the extensive network of relationships that the principals of our investment adviser have developed with financial sponsor firms, financial institutions, middle market companies, management teams and other professional intermediaries. We will maintain a strong credit orientation, while operating with a flexible approach toward investment.

We expect to focus on transactions that range in size from $50 million to $250 million, and to invest in some combination of senior loans, mezzanine debt, and/or equity investments. We anticipate that our target investment size will range between $10 million and $20 million for debt investments and between $1 million and $3 million for private equity investments. We expect that the size of our investments may increase as our business grows. While our primary focus will be to generate current income through private debt investments and, to a lesser extent, private equity investments, we expect to invest up to 30% of the portfolio (i) in senior loans, mezzanine debt and private equity that are issued by companies that have a class of public securities, (ii) in junior tranches of structured finance transactions that support our financing activities, and (iii) to a lesser extent, in other non-qualifying assets. (See “Regulation — Qualifying Assets.”) In analyzing such investments, we will employ the same analytical processes that we use for our primary investments. See “Business — Investments.”

Porticoes Investment Management

Porticoes Investment Management, our investment adviser, was formed and will be led by Les J. Lieberman and Kenneth J. Kencel, who have a combined 40 years of experience in leveraged debt financing and equity investing. In 1992, Mr. Lieberman and Banque Indosuez (now part of Credit Agricole S.A.) formed Indosuez Capital, the middle market merchant banking division of Banque Indosuez. Under the management of Mr. Lieberman, and later Mr. Kencel, Indosuez Capital focused on originating, underwriting and investing in senior loans, mezzanine debt and private equity in middle market companies. These investments were made in connection with transactions such as leveraged buyouts, recapitalizations, refinancings, acquisitions, and corporate growth transactions. In addition, in 1995, Mr. Lieberman separately formed Suez Equity Investors, L.P., a private equity fund focused on equity investments in middle market companies. In 1999, Mr. Kencel and others formed Suez Capital Partners II, L.P., a private equity fund focused on equity investments in middle market companies. Suez Equity Investors, L.P. and Suez Capital Partners II, L.P. are referred to in this prospectus as the “Suez Funds.” Although the senior management of our investment adviser has significant experience investing debt and equity in leveraged transactions, neither the investment adviser nor its senior management has

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any experience managing a business development company. See “Risk Factors — Our investment adviser and its senior management have no experience managing a business development company.”

We will utilize the network of relationships that Messrs. Lieberman and Kencel and other professionals of our investment adviser developed during their respective tenures at Indosuez Capital and other financial institutions. This network of relationships includes financial sponsor firms engaged in middle market transactions, middle market companies, management teams in whose companies Messrs. Lieberman and Kencel and such other professionals led investments, and financial institutions alongside which they invested. This network also encompasses a broad cross-section of accountants, consultants and lawyers within the financial community. While at Indosuez Capital, Messrs. Lieberman and Kencel managed a business that annually reviewed several hundred investment opportunities and completed a substantially smaller number, which reflects the breadth of their origination network and their rigorous and highly-selective investment and credit approach.

Utilizing this extensive network, under the management of Messrs. Lieberman and Kencel, Indosuez Capital invested in or underwrote, as agent or co-agent, over $5 billion in senior loans and mezzanine debt in middle market transactions, and Indosuez Capital and the Suez Funds invested over $300 million in private equity in more than 100 middle market companies. Under the management of Messrs. Lieberman and Kencel, Indosuez Capital and the Suez Funds completed these transactions with over 50 financial sponsor firms and, in many cases, completed multiple transactions with the same sponsor firms.

Market Opportunity

Porticoes Capital intends to invest primarily in senior loans and mezzanine debt issued by middle market companies located in the United States. We believe that, due to the size of the middle market and the following additional factors, there is a significant opportunity for us to make attractive long-term investments in such companies:

•
There is currently a substantial pool of uninvested private equity capital likely to seek mezzanine capital to support transactions involving middle market companies. We expect that private equity firms will continue to be active investors in middle market companies and that these private equity funds will seek to leverage their investments by combining their equity capital with senior loans and/or mezzanine debt from other sources. There are currently over 400 private equity funds active in the middle market, as compared to approximately 30 traditional mezzanine funds. According to industry sources, as of early 2004, private equity funds had invested, on average, less than half of their available capital and that such funds have over $100 billion of committed capital available for investment. Moreover, new fundraising activity has begun to accelerate again after several years of decline, with over $24 billion of new private equity capital raised in 2003, including $15 billion raised in the fourth quarter of 2003 alone. We believe that if such capital were invested it would support a significant increase in U.S. mergers and acquisitions and leveraged buyout volume. We also believe that business development companies will see opportunities to invest in transactions that offer attractive yields and solid credit quality.

•
Significant consolidation in the banking industry has left middle market companies underserved by traditional financing sources. According to the Federal Deposit Insurance Corporation, the number of FDIC-insured financial institutions has declined more than 39% from 15,158 in 1990 to 9,182 as of December 31, 2003. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

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•
The overall credit quality of debt issued in new middle market financing transactions remains high. While overall purchase price valuations for middle market transactions have recently increased, senior and total debt levels have remained stable due largely to a more disciplined lending approach by banks and other financial institutions. According to industry sources, average senior and total debt levels for middle market transactions over the past three years have remained at approximately 2.5x and 4.0x, respectively, as a multiple of the latest 12 months earnings before interest, taxes, depreciation and amortization, or EBITDA. During this same period, the average equity contribution by a financial sponsor to a leveraged buyout transaction has increased substantially. We believe that these trends will continue and will present an attractive environment in which to invest our capital.

•
The high-yield market has become less accessible to middle market companies. While many middle market companies historically were able to raise funds by issuing high-yield bonds, we believe that their doing so has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. Since 1996, the average size of high-yield transactions has increased from approximately $175 million to more than $250 million. Accordingly, as the high-yield market has become less accessible, mezzanine debt has become an increasingly important financing source for middle market companies.

•
Larger commercial banks have de-emphasized middle market lending activities. The repeal of the Glass-Steagall Act has led to the universal banking model which integrates both investment and commercial banking activities. As a result, banks have increasingly focused on lending to larger companies that are more likely to become bank clients for a broader range of services. This trend has accelerated as larger banks have continued to grow by acquisition, thereby building an infrastructure that makes lending to small and medium-sized businesses less attractive to them. We believe that this trend has further reduced the financial options and the amount of capital available to middle market companies from traditional bank lenders.

•
Regional banks are increasingly focused on asset-based lending. Regional banks have historically constituted the primary source of capital for middle market companies. As they have shifted toward asset-based financing, an opportunity has developed for business development corporations and other non-bank lenders to provide middle market companies with more flexible forms of cash flow financing, such as senior loans and mezzanine debt.

Our Investment Focus

Our investment focus will be on providing senior loans and mezzanine debt financing to, and, to a lesser extent, investing in private equity in, middle market companies. Generally, we will focus on private companies, many of which we expect will be controlled by financial sponsor firms and will have annual EBITDA of between $10 million and $50 million. We will target an investment return of approximately 15% to 18% on a blended basis. We anticipate that our target investment size will be $10 million to $20 million for debt investments, and $1 million to $3 million for private equity investments. We expect that our debt investments generally will have a maximum maturity of up 10 years and will be structured as senior secured, senior subordinated or junior subordinated debt. The return on investment will be primarily derived from a combination of cash interest, paid-in-kind interest or dividends, and gains from warrants and equity investments.

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Our Competitive Advantages

We believe that the following factors provide us with competitive advantages over other providers of capital to middle market companies:

Strong Network of Financial Sponsor Relationships

We have a strong network of relationships with over 100 financial sponsor firms engaged in middle market transactions. These financial sponsor firms manage private equity funds and invest their funds’ capital in middle market companies. Our network of relationships includes the following representative middle market oriented financial sponsor firms:

•	American Securities Capital Partners, LLC	•	Bear Stearns Merchant Banking	•	Brockway Moran & Partners, Inc.
•	Bruckmann, Rosser, Sherrill & Co. L.L.C.	•	The Carlyle Group	•	Centre Partners Management, LLC
•	Charlesbank Capital Partners, LLC	•	Code Hennessy & Simmons LLC	•	Cortec Group, Inc.
•	First Atlantic Capital, Ltd.	•	Fox Paine & Company, LLC	•	Frontenac Company LLC
•	Glencoe Capital LLC	•	Goldner Hawn Johnson & Morrison Incorporated	•	Graham Partners
•	GTCR Golder Rauner, LLC	•	The Halifax Group, L.L.C.	•	J.W. Childs Associates, L.P.

•	Kohlberg & Company	•	KRG Capital Partners, L.L.C.	•	Leeds Weld & Co.
•	Littlejohn & Co. LLC	•	Nautic Partners, LLC	•	North Castle Partners, LLC
•	Odyssey Investment Partners, LLC	•	Pegasus Partners, L.P.	•	Saratoga Partners, L.P.
•	Saw Mill Capital LLC	•	Seaport Capital, LLC	•	Thayer Capital Partners
•	Trivest Partners, L.P.	•	Vestar Capital Partners	•	Willis Stein & Partners

Given our focus as lenders, we generally do not compete for transactions with sponsors and we expect that such firms will present significant investment opportunities to us. The companies in which we will seek to invest are typically controlled by financial sponsor firms that we believe possess strong due diligence and operational expertise, the ability to provide additional capital and broad advisory support to the companies’ management teams, and a solid investment track record. We will invest directly in middle market companies, in some combination of senior loans, mezzanine debt, and/or equity investments alongside such financial sponsor firms.

Lack of Conflicts

Neither we nor our investment adviser intends to undertake control buyouts or compete with financial sponsor firms for control investments. As a result, we believe that our transaction flow will be robust because our financial sponsor client base will not be reluctant to present us with proprietary and new transactions. We believe that this will provide us with a competitive advantage over business development companies that are controlled or managed by financial sponsor firms.

In addition, our investment adviser currently does not have any conflicts, and, as a result, all investment opportunities generated by our investment adviser during our initial investment period will be made available to us. We believe that this will provide us with a competitive advantage during our initial investment period over any business development company whose investment adviser manages other investment vehicles or has other conflicts within its organization.

Experienced Team of Professionals

Under the management of Messrs. Lieberman and Kencel, Indosuez Capital, which Mr. Lieberman formed with Banque Indosuez in 1992, developed into a well-known middle market leveraged finance business in the United States. Indosuez Capital became a recognized provider of senior and mezzanine debt financing while

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investing private equity in middle market leveraged buyout transactions in support of financial sponsor firms. Porticoes Capital will employ the same origination and investment approach, utilizing the extensive network of relationships that Messrs. Lieberman and Kencel have developed. Under their management, Indosuez Capital invested in or underwrote, as agent or co-agent, over $5 billion in middle market leveraged debt financing transactions, and Indosuez Capital and the Suez Funds invested over $300 million in private equity in more than 100 middle market companies. Under the management of Messrs. Lieberman and Kencel, Indosuez Capital and the Suez Funds completed such transactions with over 50 financial sponsor firms and, in many cases, completed multiple transactions with the same sponsor firms.

Led by Messrs. Lieberman and Kencel, our investment adviser is comprised of a team of dedicated investment professionals that collectively has over 80 years of relevant experience. In addition to Messrs. Lieberman and Kencel, the investment team currently consists of Phillip R. De Leonardis, Michael S. Novoseller and Gregory A. Robbins, each of whom was a Vice President of Indosuez Capital, as well as Neil I. Wiesenberg, who worked with Messrs. Lieberman and Kencel at Drexel Burnham Lambert and who, more recently, was a Managing Director in the Leveraged Finance Group of CIBC World Markets. This team of investment professionals will initially devote substantially all of their business time to our operations.

Additionally, Alastair G.C. Merrick has joined Porticoes Capital as Chief Financial Officer. Mr. Merrick was most recently the Chief Financial Officer of E*TRADE Bank and previously worked for 17 years at IBJ Whitehall Financial Group, where he attained the positions of Executive Vice President, Chief Financial Officer and Director of Operations.

Significant Transaction Flow

As they have done historically, the principals of our investment adviser plan to use an active calling program with a substantial emphasis on middle market financial sponsors that should enable them to generate a significant number of financing and investment opportunities from a broad range of financial sponsor firms. While at Indosuez Capital, Messrs. Lieberman and Kencel managed a business that annually reviewed several hundred investment opportunities and completed a substantially smaller number. We expect that their extensive network will generate a number of investment opportunities far in excess of the number of investments we actually make.

Strong Credit Orientation

In making investment decisions, our investment adviser will focus on the risk-adjusted return of each potential investment, seeking to minimize the risk of capital loss without foregoing the potential for current income and capital appreciation. Our investment adviser intends to utilize rigorous credit standards and will focus on managing downside exposure and preservation of capital. In accordance with this methodology, we and our investment adviser will, as appropriate:

•	focus on companies with leading market positions and historically strong cash flows;

•	engage in extensive financial, accounting, legal and environmental due diligence (see “Business — Investments — Due Diligence”);

•	lend to companies with conservative capital structures;

•	look for a significant equity contribution from experienced senior management teams with proven track records; and

•	in financial sponsor transactions, look for sponsors that contribute a substantial equity investment and have a history of working cooperatively with their debt financing partners.

Significant Investment by the Principals

Certain members of our senior management intend to invest $4 million of the total capital raised in the offering to which this prospectus relates. (See “Underwriting — Directed Share Program.”) We believe this investment should further align the interests of management with the interests of our stockholders.

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Flexible Investment Strategy to Maximize Risk-Adjusted Return

Unlike traditional mezzanine funds and commercial banks, which may be subject to limitations on the types of investments they may make, we have the flexibility to combine several different forms of investment. Our ability to invest in senior loans, mezzanine debt and private equity affords us the flexibility to examine a variety of investment options within a capital structure in order to select and structure the composition of investments that will enable us to optimize our risk-adjusted return. This flexibility also enhances our appeal to financial sponsors by permitting us to provide capital in ways that suit the proposed transaction.

Expertise in Securitizations

Under the management of Mr. Lieberman, Indosuez Capital structured and managed five collateralized debt obligation vehicles representing more than $3 billion. The assets of these vehicles included senior loans, mezzanine debt and high-yield bonds. Such experience will benefit us if we seek to obtain additional financing through structured finance transactions such as securitizations, warehousing facilities and collateralized debt obligations.

Investment Selection

We have identified criteria that we believe are important in identifying and investing in prospective portfolio companies; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

Significant Financial Sponsor Commitment

We intend to make the majority of our investments in target companies in which established financial sponsor firms have invested and will make an ongoing contribution to the management of the business. In such financial sponsor transactions, we will (i) focus on sponsors that we believe have a proven record of thorough due diligence and operating experience, solid relationship partners and superior performance relative to their peers, and (ii) look for a substantial equity investment from those sponsors. We believe that having an established sponsor that has a meaningful financial commitment to the business is an important element of a prospective portfolio company.

Preservation of Capital

In making investment decisions, our investment adviser intends to focus on the risk-adjusted return of each potential investment, seeking to minimize the risk of capital loss without foregoing the potential for current income and capital appreciation. Our investment adviser intends to utilize rigorous credit standards and highly selective investment criteria and will focus on managing downside exposure and preservation of capital. Our investment adviser’s credit analysis will emphasize the importance of strong, consistent and growing cash flow from operations sufficient for the potential portfolio company to meet its current and projected debt service obligations, including repayment of our principal. Our investment adviser also intends to negotiate covenants in connection with our investments that we believe will provide us with sufficient protection to preserve our capital.

Attractive Risk-Adjusted Return

Our investment philosophy will be to seek to invest in debt or equity securities that offer the most attractive risk-adjusted return throughout the term of the investment. Accordingly, our investment adviser will evaluate the potential return on each investment tranche relative to the proposed pricing and, in the case of debt securities, the leverage and risk of such securities in the capital structure.

Experienced Management Team

We will require each of our portfolio companies to have an experienced management team that our investment adviser believes is capable of executing its business plan and achieving solid financial and operational performance. We will also require the portfolio companies to have in place proper incentives to induce

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management to succeed and to act in concert with our interests as investors, including the ownership by management of significant equity interests.

Strong Competitive Position

We will seek to invest in companies that have developed strong market positions and business prospects within their respective markets and are well positioned to grow cash flows. We will seek to invest in companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Clearly Defined Exit Strategy

We will seek to invest in companies that we believe will provide stable and consistent cash flows to repay or refinance their debt obligations. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer other attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants or for sale to another financial sponsor group, and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. We may also sell investments based on our monitoring activities and our view of company performance, industry trends and other factors.

Our Structure

Our investment activities will be managed by Porticoes Investment Management and supervised by our board of directors, a majority of whom are independent. Porticoes Investment Management is a newly formed investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Porticoes Investment Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management — Investment Advisory and Management Agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. In addition, the incurrence of debt by us may expose us to increased risk of loss, restrict our ability to pay dividends, subject our operations to restrictions imposed by the lender, subject us to the costs of issuing and servicing such debt, and subordinate the rights, preferences and privileges of our stockholders to the holders of such debt. (See “Risk Factors — Risks Relating To Our Business And Structure — If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.”) We have not decided whether, and to what extent, we will finance investments using debt; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See “Regulation.”

We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. See “Material U.S. Federal Income Tax Considerations.”

Our address is 712 Fifth Avenue, 24th Floor, New York, New York 10019.

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The Offering

Common stock offered by us
13,333,334 shares, excluding up to 2,000,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to 666,666 shares of common stock pursuant to our directed share program, including 279,232 shares of common stock for sale to certain members of our senior management at the public offering price net of the sales load.

Common stock to be outstanding after this offering	13,333,434 shares, excluding up to 2,000,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds
We plan to invest the net proceeds of this offering of approximately $189.7 million ($218.3 million if the underwriters fully exercise their over-allotment option) in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We plan to invest substantially all of the net proceeds of this offering in accordance with such objectives and strategies within 18 months, subject to the availability of suitable investment opportunities and market conditions. We expect that our portfolio will initially consist primarily of senior loans because we anticipate that we will be able to invest in such loans more rapidly than we will be able to invest in mezzanine debt. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Dividends	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

Taxation
We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net investment income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Dividends.”

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Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Proposed Nasdaq National Market symbol	“PTCC”

Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions
Our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law, our charter and our bylaws. See “Description of Our Capital Stock.”

Risk factors
See “Risk Factors” beginning on page 12 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Management arrangements
Porticoes Investment Management will serve as our investment adviser, and PIM Holdings will serve as our administrator. For a description of Porticoes Investment Management, PIM Holdings, and our contractual arrangements with these companies, see “Management — Investment Advisory and Management Agreement” and
“— Administration Agreement.”

Available information
After completion of this offering, we will be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

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Fees And Expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual fees and expenses may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or “Porticoes Capital,” or states that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Porticoes Capital.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	4.50%	(1)
Offering expenses borne by us (as a percentage of offering price)	0.54%	(2)
Dividend reinvestment plan fees	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	5.04%	(3)

Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock):
Management fees	(4)
Incentive fees payable under investment advisory and management agreement (20% of net realized capital gains and 20% of pre-incentive fee net investment income)	0.00%	(5)
Interest payments on borrowed funds	None	(6)
Other expenses	1.92%	(7)

Total annual expenses	3.92%	(4)(7)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering are one-time fees and the only sales load paid in connection with this offering.
(2)	Based on estimated offering expenses of $1,083,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)
Our management fee is calculated at an annual rate based on our gross assets. Although the management fee will be 2.00% of our gross assets, the investment adviser has agreed to waive a portion of the management fee such that the management fee will be equal to (x) 1.50% of our gross assets from the date of this offering until the date on which we have invested at least 50% of the net proceeds of this offering and (y) 1.75% of our gross assets from such later date until the date on which we have invested at least 75% of the net proceeds of this offering. The management fee will remain 2.00% of our gross assets thereafter. See “Management — Investment Advisory and Management Agreement.”

(5)
Based on our current business plan, we expect to invest fully the net proceeds from this offering within 18 months, subject to the availability of suitable investment opportunities and market conditions. However, we do not expect to realize capital gains or to pay incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a quarterly hurdle rate that, on an annualized basis, is equal to the lesser of (a) 5.5% over the three-month London Interbank Offer Rate, or LIBOR, and (b) 10%, subject to a “catch-up” provision as described below. Our investment adviser will not receive an incentive fee based on our net investment income until our pre-incentive fee net investment income exceeds the quarterly hurdle rate. In each calendar quarter prior to commencement of our ninth full fiscal quarter, the investment adviser will receive 20% of our pre-incentive fee net investment income in excess of the quarterly hurdle rate. In each calendar quarter commencing with our ninth full fiscal quarter, (i) the investment adviser will receive 100% of our pre-incentive fee net investment income in excess of the hurdle rate until the incentive fee equals 20% of our pre-incentive fee net investment income, calculated as if a hurdle rate did not apply (we refer to this as the “catch-up” amount), and (ii) after the investment adviser receives the “catch-up” amount, it will receive 20% of any additional pre-incentive fee net investment income. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash, and, as a result, it will fluctuate in part based on the timing of when interest is accrued. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of (x) our realized capital gains for the calendar year, net of (y) the sum of our (i) realized capital losses for such calendar year and (ii) unrealized capital losses incurred during such year; and will be payable at the end of each calendar year beginning on December 31, 2004. For these purposes, “realized capital losses” will not include amounts previously taken into account under the formula while they were unrealized, provided that such amounts actually reduced the incentive fees that would otherwise have been payable to our investment adviser in prior years. Additionally, “unrealized capital losses” to the extent that such unrealized capital losses do not represent a write-down of such investment below its purchase price will not be taken into account under the formula. For a more detailed discussion of the calculation of this fee, see “Management — Investment Advisory and Management Agreement.”

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(6)
We do not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt.

However, assuming we borrowed for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3%, we would have an expense of 1.20% for interest payments on borrowed funds.

(7)
Includes estimated organizational expenses of $266,000 (which are non-recurring) and payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by PIM Holdings in performing its obligations under the administration agreement. (See “Management — Administration Agreement.”) Does not include certain expenses for which we may be responsible under the investment advisory and management agreement. See “Management — Investment Advisory and Management Agreement — Payment of Our Expenses.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no leverage, assets would be invested on a straight-line basis over 18 months and our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$83.81	$159.10	$238.99	$460.48

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital losses in any of the indicated time periods. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

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RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating To Our Business And Structure

We are a new company with no operating history.

We were incorporated in April 2004 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero. We anticipate that it will take us 18 months to invest fully the net proceeds of this offering, subject to the availability of suitable investment opportunities and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents and debt instruments that may not meet our long-term investment criteria; we expect that these temporary investments will earn yields substantially lower than we anticipate receiving in respect of our target portfolio investments in senior loans and mezzanine debt. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we would be regulated as a closed-end investment company under the 1940 Act, which would decrease our operating flexibility.

Our investment adviser and its senior management have no experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in “qualifying assets,” which include securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. Our investment adviser’s and its senior management’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.

If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire senior loans, mezzanine debt or equity securities from an issuer which has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. (See “Regulation — Qualifying Assets.”) This results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Securities Exchange Act of 1934, as amended, or the Exchange Act, expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt would qualify as an eligible portfolio company.

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We believe that the senior loans and mezzanine debt that we propose to acquire should constitute qualifying assets because the privately held borrowers will not, at the time of our investment, have outstanding marginable securities. First, we expect to make a large portion of our senior loan and mezzanine debt investments on terms and in circumstances such that those investments should not under existing legal precedent be “securities” under the Exchange Act and therefore should not be marginable securities under Regulation T. Second, we believe that should a different position be taken such that those investments may be securities, they should still not be marginable securities. In particular, debt instruments that do not trade in a public secondary market or are not rated investment grade are not margin eligible securities under the rules established by the self- regulatory organizations, including the New York Stock Exchange and National Association of Securities Dealers, that govern the terms on which broker-dealers may extend margin credit. Until the questions raised by the amendments to Regulation T have been addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those senior loans and mezzanine debt that are not investment grade, do not have a public secondary market, and are issued by a private issuer that does not have outstanding a class of margin eligible securities at the time of our investment. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a private company that has no marginable securities outstanding at the time we purchase such securities.

To date, we do not believe that either the Securities and Exchange Commission or its staff has taken any position with respect to our analysis of the issues discussed above. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

If there were a court ruling or regulatory decision that conflicts with our interpretations, we could lose our status as a business development company or be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. See “ – Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.” Such a ruling or decision also may require that we dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See “ –- The lack of liquidity in our investments may adversely affect our business.”

We are dependent upon Porticoes Investment Management’s key personnel for our future success.

We will depend on the diligence, skill and network of business relationships of the senior management of Porticoes Investment Management. For a description of the senior management team, see “Management.” The senior management team will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend on a significant extent on the continued service and coordination of our senior management team, particularly Les J. Lieberman, the Chief Executive Officer of Porticoes Capital and an Executive Managing Director of Porticoes Investment Management, and Kenneth J. Kencel, the President of Porticoes Capital and an Executive Managing Director of Porticoes Investment Management. While Messrs. Lieberman and Kencel will initially devote substantially all of their business time to our operations, they may ultimately develop other businesses that may or may not provide a benefit to Porticoes Capital. The diversion of their time or departure of either of these principals could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that Porticoes Investment Management will remain our investment adviser.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on Porticoes Investment Management’s ability to identify, invest in and monitor companies that meet our investment criteria.

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Accomplishing this result on a cost-effective basis will be largely a function of Porticoes Investment Management’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of Porticoes Investment Management will have substantial responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to our portfolio companies as principals of our administrator. These demands on their time may distract them or slow the rate of investment. In order to grow, we and Porticoes Investment Management will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make in middle market companies. We will compete with public and private investment funds, including other business development companies, traditional mezzanine funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we will offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

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We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in- kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to Porticoes Capital’s overall investment activities, or increases in loan balances as a result of payment-in- kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our net investment income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of Porticoes Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize a portion of our investments, on either a recourse or a non-recourse basis. If we securitize investments without recourse, we intend to retain a portion of the mezzanine and/or other junior tranches of such securitizations. An inability to securitize a portion of our investments could limit our ability to grow our business or fully execute our business strategy, and could decrease our earnings, if any. Moreover, any investment we make or retain in a securitization may expose us to losses on such investment.

If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

•
We will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt.

•
Our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

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•	It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

If we use debt to finance our investments, we will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

The fair value of investments that are not publicly traded may not be readily determinable.

A large percentage of our portfolio investments will not be publicly traded. Our investment adviser will determine a preliminary fair value of each investment in our portfolio in good faith based on the input of an independent third party valuation firm and the valuation committee of our board of directors, and will present a report to our board for its consideration and approval. (See “Business — Investments — Valuation Process.”) The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon their disposal.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on our debt investments, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are potential conflicts of interest which could impact our investment returns.

Although our investment adviser currently does not have any conflicts or plans to form any competing investment vehicles, there are no restrictions on its ability to form other funds. Further, we do not intend to participate in any transaction relating to existing investments made by the Suez Funds (both of which are out of their respective investment periods). If we were so to invest, it could create a conflict of interest.

In the course of our investing activities, we will pay management and incentive fees to Porticoes Investment Management, and will reimburse Porticoes Investment Management for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after

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expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of Porticoes Investment Management has interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to our investment adviser by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but that we have not yet received in cash and that we may never realize. This fee structure may be considered to involve a conflict of interest for our investment adviser to the extent that it may encourage the investment adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. In addition, the “catch-up” provision in the part of the incentive fee that relates to our net investment income (which takes effect beginning in our ninth full fiscal quarter) may provide our investment adviser with an incentive, subject to relevant accounting rules and the involvement of our independent directors, to accelerate or defer interest, which could result in increased fluctuation in the timing and amounts of dividends paid to stockholders. See “Management — Investment Advisory and Management Agreement — Management Fee.”

We will rent office space from PIM Holdings, an affiliate of our investment adviser, and pay PIM Holdings our allocable portion of overhead and other expenses it incurred in performing its obligations under the administration agreement, including rent and the cost of our chief financial officer and chief compliance officer and their respective staffs, which will create conflicts of interest that our board of directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business. For additional information regarding the regulations we are subject to, see “Regulation.”

Risks Related To Our Investments

We have not yet identified any portfolio company investments.

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment adviser, and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our portfolio may be concentrated in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

We may invest the net proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

Investment in middle market companies involves a number of significant risks, including:

•
these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

•
they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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•
they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on any such portfolio company and, in turn, on us;

•
they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, our directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•
the warrants or other equity securities we may acquire in connection with our debt investments in these companies may not appreciate in value and, in fact, may become worthless. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of the members of Porticoes Investment Management’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equal with, or senior to, our investments in such companies.

We intend to invest primarily in senior loans and mezzanine debt issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equal with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation,

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dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with our debt investments, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We do not contemplate controlling any of our portfolio companies.

We do not anticipate controlling any portfolio company. As a result, we are subject to the risks that a portfolio company in which we invest may make business decisions with which we disagree and that the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Prepayments of our loans by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our incentive fee structure may induce Porticoes Investment Management to make speculative investments.

The incentive fee payable by us to Porticoes Investment Management may create an incentive for Porticoes Investment Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Our management fee structure may induce Porticoes Investment Management to make hasty investments.

The management fee payable by us to our investment adviser will increase when we have invested 50% of the net proceeds of this offering and will increase again when we have invested 75% of the net proceeds of this offering. This may create an incentive for our investment adviser to invest the proceeds of this offering more hastily than it would in the absence of such a management fee structure.

Risks Relating To This Offering

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage

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test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Dividends.”

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Porticoes Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•
significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of Porticoes Investment Management’s key personnel;

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•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade as a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

You will suffer immediate dilution.

We expect the initial public offering price of our shares to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will pay a price per share that exceeds the value of our tangible assets after subtracting liabilities.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have 13,333,434 shares of common stock outstanding (or 15,333,434 shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

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FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We use words such as “anticipates,” “believes,” “expects,” “intends,” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

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DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

Porticoes Capital was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

Revenues

We plan to generate revenues in the form of interest payable on the debt securities that we hold and gains, if any, upon the sale of shares purchased by us or issuable upon the exercise of warrants or other equity interests that we may acquire in portfolio companies. We expect our senior loan investments to have terms of three to ten years and typically to bear interest at a floating rate, payable quarterly, and our mezzanine debt investments to have terms of five to ten years and typically to bear interest at a fixed rate, payable quarterly or semi-annually with amortization of principal deferred to the later years, usually a balloon payment at maturity. Some mezzanine debt investments, by their terms, may pay interest in the form of additional debt securities or defer payments of cash interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, prepayment fees, fees related to amendments or waivers, fees for providing significant managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of investment management fees, administration fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management — Investment Advisory and Management Agreement” and “— Administration Agreement.” We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization and this offering;

•	calculating our net asset value (including the cost and expenses of the independent valuation firm that we will use);

•
expenses incurred by us or Porticoes Investment Management (such Porticoes Investment Management expenses, to the extent not otherwise reimbursed by a third party, not to exceed $250,000 in any year, or a pro-rated portion thereof for the period from the date hereof through December 31, 2004 and, in the event that the investment advisory and management agreement shall terminate as of a date that is not a calendar year end, for the period from January 1 of such year through such termination date, without the consent of the audit committee) and fees and expenses payable to third parties, including agents, consultants or other advisers, in each case relating to, or associated with, monitoring our financial and legal affairs, monitoring our investments, performing due diligence on our prospective portfolio companies and evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	any future offerings of our common stock or other securities;

•	investment advisory and management fees;

•	administration fees payable under the administration agreement;

•	transfer agent and custodial fees;

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•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including auditor and legal costs; and

•
all other expenses incurred by us or PIM Holdings in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and the cost of our chief compliance officer and chief financial officer and their respective staffs.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of securities. We do not expect to incur such indebtedness until we have invested substantially all of the net proceeds of this offering. We may also raise additional capital by securitizing a portion of our investments. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $189.7 million ($218.3 million if the underwriters fully exercise their over-allotment option) and no indebtedness. This amount does not take into account the exercise of the overallotment option. See “Use of Proceeds.”

Dividend Policy

In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. We intend to pay dividends on a quarterly basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

Contractual Obligations

We have entered into two contracts under which we have material future commitments: the investment advisory and management agreement, pursuant to which Porticoes Investment Management has agreed to serve as our investment adviser, and the administration agreement, pursuant to which PIM Holdings has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide, on our behalf, significant managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. Payments under the administration agreement will be an amount based upon our allocable portion of PIM Holdings’ overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and the cost of our chief compliance officer and chief financial officer and their respective staffs. See “Management — Investment Advisory and Management Agreement” and “— Administration Agreement.” Both of these contracts may be terminated by either party without penalty upon 60-days’ written notice to the other.

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USE OF PROCEEDS

We estimate that the net proceeds of this offering will be approximately $189.7 million ($218.3 million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $15.00 per share, after deducting the sales load as well as estimated organizational expenses of approximately $266,000 and estimated offering expenses of approximately $1,083,000 payable by us.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. We expect to invest fully the net proceeds of this offering within 18 months, subject to the availability of suitable investment opportunities and market conditions. We intend that our portfolio will initially consist primarily of senior loans because we anticipate that we will be able to invest in such loans more rapidly than we can invest in mezzanine debt. Pending such investments, we will invest the net proceeds primarily in temporary investments, such as cash, cash equivalents and debt investments that may not meet our longer term yield criteria; we expect that these temporary investments will earn yields substantially lower than we anticipate receiving in respect to our target portfolio investments in senior loans and mezzanine debt. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DIVIDENDS

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

To maintain our RIC status, we must distribute at least 90% of our net investment income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations — Taxation as a RIC” and “Risk Factors — Risks Relating to Our Business and Structure — We will be subject to corporate level income tax if we are unable to qualify as a RIC.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan to receive cash dividends. See “Dividend Reinvestment Plan.”

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CAPITALIZATION

The following table sets forth (1) our actual cash and capitalization at May 31, 2004 and (2) our cash and capitalization as adjusted to reflect the sale of our common stock in this offering at an assumed public offering price of $15.00 per share, after deducting the sales load and organizational and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of May 31, 2004
	Actual	As Adjusted(1)

	(dollars in thousands)

Assets:
Cash	$1.50	$189,652.51

Total Assets	$1.50	$189,652.51

Stockholders’ Equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 100 shares outstanding, actual; 13,333,434 shares outstanding, as adjusted	$—	$133.33
Capital in excess of par value	1.50	189,519.18

Total stockholders’ equity	$1.50	$189,652.51

(1)	Assumes the underwriters’ over-allotment option of up to 2,000,000 shares is not exercised.

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BUSINESS

General

Porticoes Capital is a newly organized closed-end, non-diversified management investment company that was incorporated in Maryland in April 2004. We have filed an election to be treated as a business development company under the 1940 Act. We will focus primarily on providing senior loans and mezzanine debt financing to, and, to a lesser extent, investing in private equity in, middle market companies in transactions such as leveraged buyouts, recapitalizations, refinancings, acquisitions, and corporate growth transactions. Our investments will be made directly in such middle market companies, which in many cases will be controlled by a private equity fund managed by a financial sponsor firm.

Our investment objective is to generate current income and capital appreciation through investments in senior loans, mezzanine debt and, to a lesser extent, private equity in middle market companies. We expect to identify investment opportunities primarily through the extensive network of relationships that the principals of our investment adviser have developed with financial sponsor firms, financial institutions, middle market companies, management teams and other professional intermediaries. We will maintain a strong credit orientation, while operating with a flexible approach toward investment.

We expect to focus on transactions that range in size from $50 million to $250 million, and to invest in some combination of senior loans, mezzanine debt, and/or equity investments. We anticipate that our target investment size will range between $10 million and $20 million for debt investments and between $1 million and $3 million for private equity investments. We expect that the size of our investments may increase as our business grows. While our primary focus will be to generate current income through private debt investments and, to a lesser extent, private equity investments, we expect to invest up to 30% of the portfolio (i) in senior loans, mezzanine debt and private equity that are issued by companies that have a class of public securities, (ii) in junior tranches of structured finance transactions that support our financing activities, and (iii) to a lesser extent, in other non-qualifying assets. (See “Regulation — Qualifying Assets.”) In analyzing such investments, we will employ the same analytical processes that we use for our primary investments. See “Investments.”

Porticoes Investment Management

Porticoes Investment Management, our investment adviser, was formed and will be led by Les J. Lieberman and Kenneth J. Kencel, who have a combined 40 years of experience in leveraged debt financing and equity investing. In 1992, Mr. Lieberman and Banque Indosuez (now part of Credit Agricole S.A.) formed Indosuez Capital, the middle market merchant banking division of Banque Indosuez. Under the management of Mr. Lieberman, and later Mr. Kencel, Indosuez Capital focused on originating, underwriting and investing in senior loans, mezzanine debt and private equity in middle market companies. These investments were made in connection with transactions such as leveraged buyouts, recapitalizations, refinancings, acquisitions, and corporate growth transactions. In addition, in 1995, Mr. Lieberman separately formed Suez Equity Investors, L.P., a private equity fund focused on equity investments in middle market companies. In 1999, Mr. Kencel and others formed Suez Capital Partners II, L.P., a private equity fund focused on equity investments in middle market companies. Suez Equity Investors, L.P. and Suez Capital Partners II, L.P. are referred to in this prospectus as the “Suez Funds.” Although the senior management of our investment adviser has significant experience investing debt and equity in leveraged transactions, neither the investment adviser nor its senior management has any experience managing a business development company. See “Risk Factors — Our investment adviser and its senior management have no experience managing a business development company.”

We will utilize the network of relationships that Messrs. Lieberman and Kencel and other professionals of our investment adviser developed during their respective tenures at Indosuez Capital and other financial institutions. This network of relationships includes financial sponsor firms engaged in middle market transactions, middle market companies, management teams in whose companies Messrs. Lieberman and Kencel and such other professionals led investments, and financial institutions alongside which they invested. This network also encompasses a broad cross-section of accountants, consultants and lawyers within the financial community. While at Indosuez Capital, Messrs. Lieberman and Kencel managed a business that annually reviewed several hundred investment opportunities and completed a substantially smaller number, which reflects the breadth of their origination network and their rigorous and highly-selective investment and credit approach.

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Utilizing this extensive network, under the management of Messrs. Lieberman and Kencel, Indosuez Capital invested in or underwrote, as agent or co-agent, over $5 billion in senior loans and mezzanine debt in middle market transactions, and Indosuez Capital and the Suez Funds invested over $300 million in private equity in more than 100 middle market companies. Under the management of Messrs. Lieberman and Kencel, Indosuez Capital and the Suez Funds completed these transactions with over 50 financial sponsor firms and, in many cases, completed multiple transactions with the same sponsor firms.

Market Opportunity

Porticoes Capital intends to invest primarily in senior loans and mezzanine debt issued by middle market companies located in the United States. We believe that, due to the size of the middle market and the following additional factors, there is a significant opportunity for us to make attractive long-term investments in such companies:

•
There is currently a substantial pool of uninvested private equity capital likely to seek mezzanine capital to support transactions involving middle market companies. We expect that private equity firms will continue to be active investors in middle market companies and that these private equity funds will seek to leverage their investments by combining their equity capital with senior loans and/or mezzanine debt from other sources. There are currently over 400 private equity funds active in the middle market, as compared to approximately 30 traditional mezzanine funds. According to industry sources, as of early 2004, private equity funds had invested, on average, less than half of their available capital and that such funds have over $100 billion of committed capital available for investment. Moreover, new fundraising activity has begun to accelerate again after several years of decline, with over $24 billion of new private equity capital raised in 2003, including $15 billion raised in the fourth quarter of 2003 alone. We believe that if such capital were invested it would support a significant increase in U.S. mergers and acquisitions and leveraged buyout volume. We also believe that business development companies will see opportunities to invest in transactions that offer attractive yields and solid credit quality.

•
Significant consolidation in the banking industry has left middle market companies underserved by traditional financing sources. According to the Federal Deposit Insurance Corporation, the number of FDIC-insured financial institutions has declined more than 39% from 15,158 in 1990 to 9,182 as of December 31, 2003. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

•
The overall credit quality of debt issued in new middle market financing transactions remains high. While overall purchase price valuations for middle market transactions have recently increased, senior and total debt levels have remained stable due largely to a more disciplined lending approach by banks and other financial institutions. According to industry sources, average senior and total debt levels for middle market transactions over the past three years have remained at approximately 2.5x and 4.0x, respectively, as a multiple of the latest 12 months earnings before interest, taxes, depreciation and amortization, or EBITDA. During this same period, the average equity contribution by a financial sponsor to a leveraged buyout transaction has increased substantially. We believe that these trends will continue and will present an attractive environment in which to invest our capital.

•
The high-yield market has become less accessible to middle market companies. While many middle market companies historically were able to raise funds by issuing high-yield bonds, we believe that their doing so has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. Since 1996, the average size of high-yield transactions has increased from approximately $175 million to more than $250 million. Accordingly, as the high-yield market has become less accessible, mezzanine debt has become an increasingly important financing source for middle market companies.

•
Larger commercial banks have de-emphasized middle market lending activities. The repeal of the Glass-Steagall Act has led to the universal banking model which integrates both investment and commercial banking activities. As a result, banks have increasingly focused on lending to larger companies that are more likely to become bank clients for a broader range of services. This trend has accelerated as larger

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banks have continued to grow by acquisition, thereby building an infrastructure that makes lending to small and medium-sized businesses less attractive to them. We believe that this trend has further reduced the financial options and the amount of capital available to middle market companies from traditional bank lenders.

•
Regional banks are increasingly focused on asset-based lending. Regional banks have historically constituted the primary source of capital for middle market companies. As they have shifted toward asset-based financing, an opportunity has developed for business development corporations and other non-bank lenders to provide middle market companies with more flexible forms of cash flow financing, such as senior loans and mezzanine debt.

Competitive Advantages

We believe that the following factors provide us with competitive advantages over other providers of capital to middle market companies:

Strong Network of Financial Sponsor Relationships

We have a strong network of relationships with over 100 financial sponsor firms engaged in middle market transactions. These financial sponsor firms manage private equity funds and deploy their funds’ capital in middle market companies. Our network of relationships includes the following representative middle market oriented financial sponsor firms:

•	American Securities Capital Partners, LLC	•	Bear Stearns Merchant Banking	•	Brockway Moran & Partners, Inc.
•	Bruckmann, Rosser, Sherrill & Co. L.L.C.	•	The Carlyle Group	•	Centre Partners Management, LLC
•	Charlesbank Capital Partners, LLC	•	Code Hennessy & Simmons LLC	•	Cortec Group, Inc.
•	First Atlantic Capital, Ltd.	•	Fox Paine & Company, LLC	•	Frontenac Company LLC
•	Glencoe Capital LLC	•	Goldner Hawn Johnson & Morrison Incorporated	•	Graham Partners
•	GTCR Golder Rauner, LLC	•	The Halifax Group, L.L.C.	•	J.W. Childs Associates, L.P.
•	Kohlberg & Company	•	KRG Capital Partners, L.L.C.	•	Leeds Weld & Co.
•	Littlejohn & Co. LLC	•	Nautic Partners, LLC	•	North Castle Partners, LLC
•	Odyssey Investment Partners, LLC	•	Pegasus Partners, L.P.	•	Saratoga Partners, L.P.
•	Saw Mill Capital LLC	•	Seaport Capital, LLC	•	Thayer Capital Partners
•	Trivest Partners, L.P.	•	Vestar Capital Partners	•	Willis Stein & Partners

Given our focus as lenders, we generally do not compete for transactions with financial sponsors and we expect that such firms will present significant investment opportunities to us. The companies in which we will seek to invest are typically controlled by financial sponsor firms that we believe possess strong due diligence and operational expertise, the ability to provide additional capital and broad advisory support to the companies’ management teams, and a solid investment track record. We will invest directly in middle market companies, in some combination of senior loans, mezzanine debt, and/or equity investments alongside the financial sponsor firms.

Lack of Conflicts

Neither we nor our investment adviser intends to undertake control buyouts or compete with financial sponsor firms for control investments. As a result, we believe that our transaction flow will be more robust because our financial sponsor client base will not be reluctant to present us with proprietary and new transactions. We believe that this will provide us with a competitive advantage over business development companies that are controlled or managed by financial sponsor firms.

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In addition, our investment adviser currently does not have any conflicts, and, as a result, all investment opportunities generated by our investment adviser during our initial investment period will be made available to us. We believe that this will provide us with a competitive advantage during our initial investment period over any business development company whose investment adviser manages other investment vehicles or has other conflicts within its organization.

Experienced Team of Professionals

Under the management of Messrs. Lieberman and Kencel, Indosuez Capital, which Mr. Lieberman formed with Banque Indosuez in 1992, developed into a well-known middle market leveraged finance business in the United States. Indosuez Capital became a recognized provider of senior and mezzanine debt financing while investing private equity in middle market leveraged buyout transactions in support of financial sponsor firms. Porticoes Capital will employ the same origination and investment approach, utilizing the extensive network of relationships that Messrs. Lieberman and Kencel have developed. Under their management, Indosuez Capital invested in or underwrote, as agent or co-agent, over $5 billion in middle market leveraged debt financing transactions, and Indosuez Capital and the Suez Funds invested over $300 million in private equity in more than 100 middle market companies. Under the management of Messrs. Lieberman and Kencel, Indosuez Capital and the Suez Funds completed such transactions with over 50 financial sponsor firms and, in many cases, completed multiple transactions with the same sponsor firms.

Led by Messrs. Lieberman and Kencel, our investment adviser is comprised of a team of dedicated investment professionals that collectively has over 80 years of relevant experience. In addition to Messrs. Lieberman and Kencel, the investment team currently consists of Phillip R. De Leonardis, Michael S. Novoseller and Gregory A. Robbins, each of whom was a Vice President of Indosuez Capital, as well as Neil I. Wiesenberg, who worked with Messrs. Lieberman and Kencel at Drexel Burnham Lambert and who, more recently, was a Managing Director in the Leveraged Finance Group of CIBC World Markets. This team of investment professionals will initially devote substantially all of their business time to our operations.

Additionally, Alastair G.C. Merrick has joined Porticoes Capital as Chief Financial Officer. Mr. Merrick was most recently the Chief Financial Officer of E*TRADE Bank and previously worked for 17 years at IBJ Whitehall Financial Group, where he attained the positions of Executive Vice President, Chief Financial Officer and Director of Operations.

Significant Transaction Flow

As they have done historically, the principals of our investment adviser plan to use an active calling program with a substantial emphasis on middle market financial sponsors that should enable them to generate a significant number of financing and investment opportunities from a broad range of financial sponsor firms. While at Indosuez Capital, Messrs. Lieberman and Kencel managed a business that annually reviewed several hundred investment opportunities and completed a substantially smaller number. We expect that their extensive network will generate a number of investment opportunities far in excess of the number of investments we actually make.

Strong Credit Orientation

In making investment decisions, our investment adviser will focus on the risk-adjusted return of each potential investment, seeking to minimize the risk of capital loss without foregoing the potential for current income and capital appreciation. Our investment adviser intends to utilize rigorous credit standards and will focus on managing downside exposure and preservation of capital. In accordance with this methodology, we and our investment adviser will, as appropriate:

•	focus on companies with leading market positions and historically strong cash flows;

•	engage in extensive financial, accounting, legal and environmental due diligence (see “— Investments — Due Diligence”);

•	lend to companies with conservative capital structures;

•	look for a significant equity contribution from experienced senior management teams with proven track records; and

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•	in financial sponsor transactions, look for sponsors that contribute a substantial equity investment and have a history of working cooperatively with their debt financing partners.

Significant Investment by the Principals

Certain members of our senior management intend to invest $4 million of the total capital raised in the offering to which this prospectus relates. (See “Underwriting — Directed Share Program.”) We believe this investment should further align the interests of management with the interests of our stockholders.

Flexible Investment Strategy to Maximize Risk-Adjusted Return

Unlike traditional mezzanine funds and commercial banks, which may be subject to limitations on the types of investments they may make, we have the flexibility to combine several different forms of investment. Our ability to invest in senior loans, mezzanine debt and private equity affords us the flexibility to examine a variety of investment options within a capital structure in order to select and structure the composition of investments that will enable us to optimize our risk-adjusted return. This flexibility also enhances our appeal to financial sponsors by permitting us to provide capital in ways that suit the proposed transaction.

Expertise in Securitizations

Under the management of Mr. Lieberman, Indosuez Capital structured and managed five collateralized debt obligation vehicles representing more than $3 billion. The assets of these vehicles included senior loans, mezzanine debt and high-yield bonds. Such experience will benefit us if we seek to obtain additional financing through structured finance transactions such as securitizations, warehousing facilities and collateralized debt obligations.

Our Structure

Our investment activities will be managed by Porticoes Investment Management and supervised by our board of directors, a majority of whom are independent. Porticoes Investment Management is a newly formed investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Porticoes Investment Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management — Investment Advisory and Management Agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. In addition, the incurrence of debt by us may expose us to increased risk of loss, restrict our ability to pay dividends, subject our operations to restrictions imposed by the lender, subject us to the costs of issuing and servicing such debt, and subordinate the rights, preferences and privileges of our stockholders to the holders of such debt. (See “Risk Factors — Risks Relating To Our Business And Structure — If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.”) We have not decided whether, and to what extent, we will finance investments using debt; however, we do not expect to use debt until the proceeds of this offering have been substantially invested. See “Regulation.”

We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. See “Material U.S. Federal Income Tax Considerations.”

Investments

Porticoes Capital will seek to create a portfolio that will include senior loans, mezzanine debt and, to a lesser extent, private equity by making investments of approximately $10 million to $20 million, on average, in the debt securities of middle market companies, and $1 million to $3 million, on average, in the equity securities of such companies. Structurally, mezzanine debt ranks subordinate in priority of payment to senior debt, such as senior bank debt, and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a

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borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower through an equity interest, typically taking the form of warrants to purchase common equity. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior loans. The warrants issued in conjunction with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. We believe that mezzanine debt offers an attractive risk-reward profile.

Initially, we expect that our portfolio will consist primarily of senior loans because we believe that we will be able to invest in senior loans more rapidly than we can invest in mezzanine debt. Over time, however, we expect that our portfolio will consist primarily of mezzanine debt. In addition to senior loans, mezzanine debt and, to a lesser extent, private equity, we expect to invest up to 30% of our portfolio (i) in senior loans, mezzanine debt and private equity that we acquire in the secondary market or that are issued by companies that have a class of public securities, (ii) in junior tranches of structured finance transactions in support of our financing activities, and (iii) to a lesser extent, in other non-qualifying assets. (See “Regulation — Qualifying Assets.”) In analyzing such investments, we will generally employ the same analytical processes that we use for our primary investments.

Our principal focus will be to provide senior loans and mezzanine debt to middle market companies within a broad variety of industries that have a demonstrated history of generating stable and consistent cash flows. We will focus on the historical financial performance, business prospects and growth potential of each prospective portfolio company, the background and expertise of its management team and, in financial sponsor transactions, both the investment track record of the sponsor and the sponsor’s own relationships within the financial community.

We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action. See “Risk Factors — Risks Relating To Our Business And Structure — If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.”

Investment Selection

We have identified criteria that we believe are important in identifying and investing in prospective portfolio companies; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

Significant Financial Sponsor Commitment. We intend to make the majority of our investments in target companies in which established financial sponsor firms have invested and will make an ongoing contribution to the management of the business. In such financial sponsor transactions, we will (i) focus on sponsors that we believe have a proven record of thorough due diligence and operating experience, solid relationship partners and superior performance relative to their peers, and (ii) look for a substantial equity investment from those sponsors. We believe that having an established sponsor that has a meaningful financial commitment to the business is an important element of a prospective portfolio company.

Preservation of Capital. In making investment decisions, our investment adviser intends to focus on the risk-adjusted return of each potential investment, seeking to minimize the risk of capital loss without foregoing the potential for current income and capital appreciation. Our investment adviser intends to utilize rigorous credit standards and highly selective investment criteria and will focus on managing downside exposure and preservation of capital. Our investment adviser’s credit analysis will emphasize the importance of strong, consistent and growing cash flow from operations sufficient for the potential portfolio company to meet its current and projected debt service obligations, including repayment of our principal. Our investment adviser also intends to negotiate covenants in connection with our investments that we believe will provide us with sufficient protection to preserve our capital.

Attractive Risk-Adjusted Return. Our investment philosophy will be to seek to invest in debt or equity securities that offer the most attractive risk-adjusted return throughout the term of the investment. Accordingly,

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our investment adviser will evaluate the potential return on each investment tranche relative to the proposed pricing and, in the case of debt securities, the leverage and risk of such securities in the capital structure.

Experienced Management Team. We will require each of our portfolio companies to have an experienced management team that our investment adviser believes is capable of executing its business plan and achieving solid financial and operational performance. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including the ownership by management of significant equity interests.

Strong Competitive Position. We will seek to invest in target companies that have developed strong market positions and business prospects within their respective markets and are well positioned to grow cash flows. We will seek to invest in companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Clearly Defined Exit Strategy. We will seek to invest in companies that we believe will provide stable and consistent cash flows to repay or refinance their debt obligations. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer other attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants or for sale to another financial sponsor group, and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. We may also sell investments based on our monitoring activities and our view of company performance, industry trends and other factors.

Due Diligence

If a target company generally meets the criteria described above, we will perform due diligence, including company assessment, market analysis, competitive analysis, evaluation of management, risk analysis, pricing and structure analysis. The procedures delineated below provide general parameters for our investment decisions, although not all of such procedures will be followed in each instance.

Our due diligence typically will include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers, vendors and significant stockholders of the potential portfolio company, including any financial or strategic sponsor;

•	review of debt and equity documents;

•	analysis of the company’s material contracts, adherence to its business plan and compliance with its covenants;

•	background checks on management;

•	research relating to the company’s management, industry, markets, products and services, and competitors;

•	use of accountants, lawyers, and environmental and industry consultants; and

•	review of financial sponsor due diligence, if applicable.

Upon the completion of due diligence, the opportunity will be presented to our investment adviser’s investment committee, which will determine whether to pursue the transaction.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior secured, senior subordinated, and equity capital providers, to structure an investment. Based upon our diligence and analysis, we will structure an investment that optimizes our risk-adjusted return. We expect to hold most of our investments to maturity or repayment, but we may sell our investments earlier if a liquidity event becomes available, such as the sale or recapitalization of a portfolio company or based on our monitoring activities and our view of company performance, industry trends and other factors.

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Senior Loans. We anticipate investing in portfolio companies in the form of senior loans. We expect these senior loans to have terms of three to ten years. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of either first priority liens, which constitute the grant of a senior security interest of substantially all of the assets of the portfolio company, or second priority liens, which constitute the grant of a second lien on substantially all of the assets or a priority lien on only the fixed assets of the company. We expect that the interest rate on our senior secured loans generally will range between 2% and 5% over the London Interbank Offer Rate, or LIBOR, for loans in which we receive first priority liens and between 5% and 8% over LIBOR for loans in which we receive second priority liens.

Mezzanine Debt. We anticipate structuring our mezzanine debt investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years, usually a balloon payment at maturity. Some mezzanine debt investments, by their terms, may convert into equity, pay additional debt securities or defer payments of cash interest for the first few years after our investment. Also, in some cases our mezzanine debt will be collateralized by a subordinated lien on some or all of the assets of the borrower.

In addition, our mezzanine debt investments generally will have an equity participation feature, such as warrants, deferred interest or options to buy a minority interest in the portfolio company. We expect that warrants we receive in connection with our debt securities will generally have a nominal exercise price, and we may structure these warrants to include provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with the warrants, which may include demand and “piggyback” registration rights to allow us to sell the equity securities receivable upon the exercise of such warrants. In most cases, we will ask for board observation rights and we may take board representation in some situations. Typically, our mezzanine debt investments will have maturities of five to ten years. Our expected current return for mezzanine debt investments will generally be 10% to 13%, with a total return target of 12% to 20%, including the return on our warrants or other equity participation interests.

Equity Investments. While our primary investment focus is on senior loans and mezzanine debt, we may also make equity investments in middle market companies, usually alongside financial sponsor firms. With respect to preferred or common equity investments, we expect to target an investment return of 20% to 30%.

Other Investments. In addition to senior loans, mezzanine debt and, to a lesser extent, private equity, we expect to invest up to 30% of our portfolio (i) in senior loans, mezzanine debt and private equity that we acquire in the secondary market or that are issued by companies that have a class of public securities, (ii) in junior tranches of structured finance transactions in support of our financing activities, and (iii) to a lesser extent, in other non-qualifying assets. See “Regulation — Qualifying Assets.”

We can offer no assurance that we can achieve our target returns with respect to any senior loan, mezzanine debt or equity investment or on our portfolio as a whole.

Monitoring

We will closely monitor our portfolio companies in order to determine whether they are meeting our financing criteria and their respective business plans. We may decline to make additional investments in portfolio companies that do not continue to meet our financing criteria. However, we may choose to make additional investments in portfolio companies that do not do so, but that we believe will nevertheless perform well in the future.

We will monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. Our management team will closely monitor the status and performance of each individual company on at least a quarterly and, in some cases, a monthly basis. If appropriate, based on our view of company performance, industry trends and other factors, we may decide to sell our investments.

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We will evaluate and monitor the performance and fair value of our investments using several methods, including the following:

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	Comparison of the portfolio company’s performance to its business plan and its covenants, and analysis of any deviations;

•	Periodic and regular communication with portfolio company management to discuss financial position, requirements and accomplishments;

•	Comparisons to other companies in the portfolio company’s industry;

•	Formal update meetings with portfolio company management and, if appropriate, the financial or strategic sponsor; and

•	Attendance at and participation in lender and/or board meetings, where appropriate.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, we and our investment adviser will undertake a multi-step valuation process each quarter, as described below:

•	Each investment will be initially valued by our investment adviser, which will utilize, among other things, market and transaction comparables and other valuation methodologies;

•	An independent valuation firm engaged by our board of directors or the valuation committee of the board will review these preliminary valuations;

•
The valuation committee of our board of directors will review the preliminary valuations, and our investment adviser and the independent valuation firm will respond and supplement the preliminary valuations to reflect any comments provided by the valuation committee; and

•
Our investment adviser will determine a preliminary fair value of each investment in our portfolio in good faith based on the input of the independent valuation firm and the valuation committee, and will present a report to our board for its consideration and approval.

Competition

Our primary competitors will include public and private investment funds, including other business development companies, traditional mezzanine funds, commercial and investment banks, commercial financing companies and insurance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

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Employees

We do not currently have any employees. Following the completion of this offering, we expect to hire a chief compliance officer. It is likely that this individual will be an employee of PIM Holdings and will perform his or her functions under the terms of the administration agreement. Each of our current executive officers other than our chief financial officer is both a manager and an employee of our investment adviser. Alastair G.C. Merrick, our chief financial officer, is an employee of PIM Holdings. Our day-to-day investment operations will be managed by our investment adviser. In the future, we expect that our investment adviser will hire additional investment professionals. See “Management — Investment Advisory and Management Agreement.” In addition, we will reimburse PIM Holdings for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and the cost of our chief financial officer and chief compliance officer and their respective staffs. See “Management — Administration Agreement.”

Properties

Our corporate headquarters are located at 712 Fifth Avenue, 24th Floor, New York, New York 10019, in the offices of PIM Holdings. We do not own or lease any office space directly; however, we will pay a portion of the rent as allocated to us by PIM Holdings. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

Neither we nor Porticoes Investment Management is currently subject to any material legal proceedings.

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MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors will consist of six members, four of whom will not be “interested persons” of Porticoes Capital as defined in Section 2(a)(19) of the 1940 Act and will be “independent directors” within NASD Rule 4200(a)(15). We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board.

Board of Directors

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term

Interested Directors
Les J. Lieberman	47	Chief Executive Officer and Director	2004	2007
Kenneth J. Kencel	45	President and Director	2004	2007

Independent Directors
Nigel D.T. Andrews	57	Director	2004	2006
Alan S. Bernikow	63	Director	2004	2006
Raymond E. Mabus, Jr.	55	Director	2004	2005
Peyton R. Patterson	47	Director	2004	2005

The address for each director is c/o Porticoes Capital Corporation, 712 Fifth Avenue, 24th Floor, New York, New York 10019.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Phillip R. De Leonardis	39	Secretary and Treasurer
Alastair G.C. Merrick	51	Chief Financial Officer

We expect to hire a chief compliance officer (whose appointment and terms of employment will be approved by the Independent Directors and who cannot be replaced without the approval of the Independent Directors) promptly after the completion of this offering.

The address for each executive officer is c/o Porticoes Capital Corporation, 712 Fifth Avenue, 24th Floor, New York, New York 10019.

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Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent Directors.

Nigel D.T. Andrews, Director and Chairman of the Audit Committee. Mr. Andrews served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001, and currently acts in an advisory capacity to the chief executive officer of several companies, including Internet Capital Group. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the Chairman of the Board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews is currently a Director of Great Lakes Chemical Corporation and Old Mutual plc, a Trustee of the Victory Funds and a Governor of the London Business School. Mr. Andrews received an M.B.A. from the London Business School and a B.Sc. from the University of Sheffield.

Alan S. Bernikow, Director and Chairman of the Valuation Committee. From 1998 until his retirement in May 2003, Mr. Bernikow was the Deputy Chief Executive Officer at Deloitte & Touche LLP, where he was responsible for assisting the firm on special projects such as mergers and acquisitions, partner affairs and litigation matters. Mr. Bernikow joined Touche Ross, the predecessor firm of Deloitte & Touche LLP, in 1977, prior to which Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm of J.K. Lasser & Company. Mr. Bernikow currently serves as a member of the Board of Directors and the Audit Committee of Revlon, Inc., a member of the Board of Directors of Revlon Consumer Products Corporation, a member of the Board of Directors and the Audit Committee of Casual Male Retail Group, Inc. and a member of the Board of Directors and the Chairman of the Audit Committee of Mack-Cali Realty Corporation. Mr. Bernikow is also a member of the Board of Directors and the Chairman of the Audit Committee of the FOJP Service Corporation and of the Jewish Communal Fund; a member of the Board of Directors and the Executive Committee of the United Jewish Communities—Federations of North America; Chairman of the Board of Directors of The Heart Institute of Staten Island; and a member of the Board of Directors of Saint Vincent Catholic Medical Centers, where he also serves as a member of the Finance Committee and as Chairman of the Audit & Compliance Committee. Mr. Bernikow received a B.B.A. from Baruch College and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Raymond E. Mabus, Jr., Director. Mr. Mabus is currently Chairman of the Board of Foamex International. He also manages his family’s timber business. From October 1998 to February 2002, Mr. Mabus was the President of the Global Resources Division of Frontline Group Ltd., a provider of workforce analysis, foreign investment planning and resource generation services. Mr. Mabus served as the United States Ambassador to the Kingdom of Saudi Arabia from 1994 until 1996, as Chairman of the Commission on the Future of the South and as a consultant to Mobil Telecommunications Technology Corp. from 1992 until 1994, and as Governor of the State of Mississippi from 1988 until 1992. Mr. Mabus currently serves as a member of the Board of Directors and the Chairman of the Audit Committee of Kroll Inc. In addition, Mr. Mabus is a member of the Board of Directors of Fusion Telecommunications International, Inc. He also serves on a number of civic boards. Mr. Mabus received a J.D. from Harvard Law School, an M.A. from The Johns Hopkins University and a B.A. from the University of Mississippi.

Peyton R. Patterson, Director. Ms. Patterson currently serves as Chairman, President and Chief Executive Officer of both NewAlliance Bank and NewAlliance Bancshares, Inc. NewAlliance Bancshares was formed in 2004 through the union of New Haven Savings Bank, The Savings Bank of Manchester and Tolland Bank. Ms. Patterson joined New Haven Savings Bank in January 2002 as Chairman, President and Chief Executive Officer. From May 1996 to December 2001, she was an Executive Vice President of Dime Bancorp. Ms. Patterson has over 20 years of commercial and thrift banking experience with NewAlliance Bancshares, New Haven

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Savings Bank, Dime Bancorp, Chemical Bank/Chase Manhattan and Corestates Financial Corporation of Pennsylvania. She has extensive experience in the areas of retail and business lending, retail banking, asset management, marketing and mergers and acquisitions. Ms. Patterson currently serves as Chairman of the Board of Directors of NewAlliance Bank. In addition, she serves on the boards of Greater New York March of Dimes, Yale-New Haven Hospital and the Arts Council of Greater New Haven. She is a David Rockefeller Fellow, and has been a Henry Crown Fellow, with the Aspen Institute, an independent think tank. Ms. Patterson received an M.B.A. from The George Washington University and an A.B. from Kenyon College.

Interested Directors.

Les J. Lieberman, Chief Executive Officer and Director. In 1999, Mr. Lieberman formed Sterling Partners, LLC, a merchant banking and asset management business of which he is currently the managing member. Sterling Partners provides consulting services to an insurance company with respect to a portfolio of securitized debt investments. In addition, Sterling Partners, through a services agreement with SEI Capital, LLC, provides the services of its investment professionals to Suez Equity Investors, L.P., a private equity fund with middle market investments that is out of its investment period. Mr. Lieberman is the managing member of SEI Capital, which is the general partner of Suez Equity Investors.

Mr. Lieberman formed Indosuez Capital with Banque Indosuez (now part of Credit Agricole S.A.) in April 1992. From April 1992 to August 1999, he served as the Executive Managing Director responsible for all merchant banking and asset management activities of Indosuez Capital, including senior loan and mezzanine debt underwriting, and private equity investment. Prior to forming Indosuez Capital, from September 1989 to April 1992, Mr. Lieberman served as a Managing Director in the mergers & acquisitions department of Kidder Peabody & Co. While at Kidder Peabody, he was a member of the investment banking department’s operating committee. From March 1985 to September 1989, Mr. Lieberman was the Managing Director in charge of financial services mergers & acquisitions at Drexel Burnham Lambert. Mr. Lieberman received an M.B.A. from the University of Pennsylvania’s Wharton School and a B.A. from Franklin and Marshall College, where he was elected to Phi Beta Kappa. Mr. Lieberman is currently a Director of IESI Holdings Corp.

Kenneth J. Kencel, President and Director. Mr. Kencel served as Head of Leveraged Finance for RBC Capital Markets, a division of Royal Bank of Canada, from October 2001 until his resignation in April 2004. At RBC, Mr. Kencel was responsible for all leveraged finance activities and for managing the firm’s relationships with financial sponsor firms. He also served on the firm’s Mezzanine Investment and Debt Capital Markets Underwriting Committees. From September 1999 to October 2001, Mr. Kencel served as Co-Head of Indosuez Capital, which he joined in August 1997 as Managing Director. At Indosuez Capital, he focused on the management of all merchant banking activities, including senior loan and mezzanine debt underwriting, and private equity investment. In addition, Mr. Kencel directed Indosuez Capital’s coverage of financial sponsors. Mr. Kencel is currently a managing partner of Suez Capital Partners II, L.P., a private equity fund with middle market investments that is out of its investment period.

Mr. Kencel has previously served as Executive Director and Head of the High Yield Finance Group at SBC Warburg Inc., a Managing Director and a founder of the High Yield Group at Chase Securities, Inc. and a member of the mergers and acquisitions departments at both Kidder Peabody & Co. and Drexel Burnham Lambert (where he worked with Mr. Lieberman). Mr. Kencel received a J.D. from Northwestern University School of Law and a B.S. in Business Administration, magna cum laude, from Georgetown University. He serves on the Board of Advisors of The McDonough School of Business at Georgetown University.

Executive Officers Who Are Not Directors

Phillip R. De Leonardis, Secretary and Treasurer. In 1999, Mr. De Leonardis joined Mr. Lieberman in the formation of Sterling Partners, LLC. As a member of Sterling Partners, Mr. De Leonardis provides consulting services to an insurance company with respect to a portfolio of securitized debt investments and, through a services agreement between Sterling Partners and SEI Capital, LLC, provides investment services to Suez Equity Investors, L.P., a private equity fund with middle market investments that is out of its investment period. Mr. De Leonardis is a member of SEI Capital, which is the general partner of Suez Equity Investors.

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Prior to the formation of Sterling Partners, Mr. De Leonardis worked at Indosuez Capital from April 1992 through August 1999, attaining the title of Vice President. At Indosuez Capital, he was part of a management group responsible for the origination, structuring and management of collateralized debt obligations, including the asset selection, credit analysis, investor relations and the reporting and trading activity of such investments. Mr. De Leonardis was an officer of Indosuez Capital’s credit committee, which approved merchant banking and asset management transactions. In addition, Mr. De Leonardis was involved in the administration, operations and financial reporting functions of Indosuez Capital. Prior to joining Indosuez Capital, Mr. De Leonardis was enlisted in the U.S. Air Force as a cryptologic linguist at the National Security Agency. He received a B.A. in Economics from the University of California at Los Angeles.

Alastair G.C. Merrick, Chief Financial Officer. From May 2003 to February 2004, Mr. Merrick was the Chief Financial Officer for E*TRADE Bank, a savings bank with approximately $18 billion of total assets and a wholly owned subsidiary of E*TRADE Financial Corporation. Prior to his tenure at E*TRADE Bank, Mr. Merrick worked from April 1986 to April 2003 at IBJ Whitehall Financial Group, a New York-based commercial bank that specialized in middle market lending, asset based lending and asset management activities, attaining the positions of Executive Vice President, Chief Financial Officer and Director of Operations. At IBJ Whitehall, he was a member of the executive management committee and responsible for the tax, treasury, operations, cash management, technology, real estate and controller functions. In addition, he led the finance department’s involvement in IBJ Whitehall’s mergers, acquisitions, divestitures and structured finance activities.

Mr. Merrick previously worked for 12 years at Coopers & Lybrand (now part of PricewaterhouseCoopers), serving audit functions in the London and New York offices. For five years he was an audit manager specializing in financial services companies. Mr. Merrick received a B.A. in Economics from the University of Leeds, United Kingdom, and is a Certified Public Accountant.

Committees of the Board of Directors

Valuation Committee

The members of our valuation committee are Alan S. Bernikow (Chairman), Nigel D.T. Andrews, Raymond E. Mabus, Jr. and Peyton R. Patterson. The valuation committee is responsible for aiding our board of directors in the fair value pricing of investments that are not publicly traded or for which current market values are not readily available. The board of directors and the valuation committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Audit Committee

The members of the audit committee are Nigel D.T. Andrews (Chairman), Raymond E. Mabus, Jr. and Peyton R. Patterson, each of whom is an independent director. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Nigel D.T. Andrews, Alan S. Bernikow, Raymond E. Mabus, Jr. and Peyton R. Patterson, each of whom is an independent director. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies of the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

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Compensation

The following table shows information regarding the compensation expected to be received by our directors and officers for the calendar year ending December 31, 2004. No compensation is paid to directors who are “interested persons.”

Name	Aggregate Compensation from Porticoes Capital(1)		Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Porticoes Capital(1)

Independent Directors:
Nigel D.T. Andrews	$53,750		None	$53,750
Alan S. Bernikow	$53,750		None	$53,750
Raymond E. Mabus, Jr.	$50,000		None	$50,000
Peyton R. Patterson	$50,000		None	$50,000

Interested Directors:
Les J. Lieberman	None		None	None
Kenneth J. Kencel	None		None	None

Officers:(3)
Phillip R. De Leonardis	None		None	None
Alastair G.C. Merrick	$112,500	(4)	None	$112,500	(4)

(1)	We are newly organized, and the amounts listed are estimated and assume a payroll period from July 1, 2004 through December 31, 2004.
(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(3)
We expect to hire a chief compliance officer promptly after the completion of this offering, whose compensation will be paid by PIM Holdings, subject to reimbursement by Porticoes Capital of an allocable portion of such compensation. For the period from July 1, 2004 through December 31, 2004, we estimate that the amount of such reimbursement will be approximately $75,000.

(4)	Excludes bonus payment of $75,000.

The independent directors will receive an annual fee of $100,000. They will also be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of the valuation committee and the chairman of the audit committee each will receive an annual fee of $7,500 for their additional services in these capacities. In addition, we will purchase directors and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

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Investment Advisory and Management Agreement

Management Services

Porticoes Investment Management will serve as our investment adviser. Porticoes Investment Management is a newly formed investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, Porticoes Capital. Under the terms of an investment advisory and management agreement, Porticoes Investment Management will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	close and monitor the investments we make; and

•	determine what securities we will purchase, retain or sell.

Porticoes Investment Management’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We will pay Porticoes Investment Management a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate based on our gross assets. For this purpose, “gross assets” means our entire portfolio, including cash and cash equivalents, and takes into account such assets acquired through borrowing. We and our investment adviser will determine the fair market value of our gross assets through a multi-step process undertaken each quarter. (See “Business — Investments — Valuation Process.”) Although the base management fee will be 2.00% of our gross assets, the investment adviser has agreed to waive a portion of the base management fee such that the base management fee will be equal to (x) 1.50% of our gross assets from the date of this offering until the date on which we have invested at least 50% of the net proceeds of this offering and (y) 1.75% of our gross assets from such later date until the date on which we have invested at least 75% of the net proceeds of this offering. The base management fee will remain 2.00% of our gross assets thereafter. Proceeds will be deemed “invested” for purposes of the preceding sentence when they are no longer in the form of cash or cash equivalents. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including December 31, 2004, the base management fee will be payable monthly in arrears by the tenth day after the end of such month. For services rendered under the investment advisory and management agreement after December 31, 2004, the base management fee will be payable quarterly in arrears by the tenth day after the end of such quarter. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average of the values of our gross assets determined as of the last day of each of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon

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securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains and losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a quarterly “hurdle rate” that is equal to one-fourth ( 1/4) of the lesser of (a) 5.5% over LIBOR and (b) 10% (one-fourth of such lesser amount may be referred to in this prospectus as the “quarterly hurdle rate”). We will pay Porticoes Investment Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the quarterly hurdle rate;

•	prior to our ninth full fiscal quarter after the offering, 20% of our pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate; and

•	commencing with our ninth full fiscal quarter after the offering:

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate by not more than one-fourth ( 1/4) of such quarterly hurdle rate. We refer to the portion of the pre-incentive fee net investment income that exceeds the quarterly hurdle rate by not more than one-fourth ( 1/4) of such quarterly hurdle rate as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds, in any calendar quarter, one-fourth ( 1/4) of the quarterly hurdle rate; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate by more than one-fourth ( 1/4) of such quarterly hurdle rate.

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

As used in this prospectus, “LIBOR” shall be the average per annum rate (rounded to the next highest one-hundredth of one percent) for three-month deposits published during a calendar quarter by Bloomberg L.P. or, if no longer published by Bloomberg L.P., such other major financial publication selected by the investment adviser in its sole discretion.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004. This part of the incentive fee will equal 20% of (x) our realized capital gains for the calendar year, net of (y) the sum of our (i) realized capital losses for such calendar year and (ii) unrealized capital losses incurred during such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital losses for the period ending December 31, 2004. For these purposes, “realized capital losses” will not include amounts previously taken into account under the formula while they were unrealized, provided that such amounts actually reduced the incentive fees that would otherwise have been payable to our investment adviser in prior years. Additionally, “unrealized capital losses” to the extent that such unrealized capital losses do not represent a write-down of such investment below its purchase price will not be taken into account under the formula. The terms used in calculating the second part of the incentive fee have the following definitions:

“Realized Capital Gains” – the amount realized from the sale or other disposition of an investment minus the lesser of (i) the original purchase price or (ii) the lowest fair market value (“FMV”) of the investment at the end of any prior calendar year plus any unrealized capital losses in prior years on such investment that did not reduce the incentive fees that would otherwise have been payable to the investment adviser in such years; if such amount is greater than zero.

“Realized Capital Losses” – the lesser of (i) the original purchase price of an investment or (ii) the lowest FMV of the investment at the end of any prior calendar year, plus any unrealized capital losses in prior years on such investment that did not reduce the incentive fees that would otherwise have been payable to the

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investment adviser in such years, minus the amount received from the sale or other disposition of such investment; if such amount is greater than zero.

“Unrealized Capital Losses” – the lesser of (i) the original purchase price of an investment or (ii) the lowest FMV of the investment at the end of any prior calendar year, minus the current FMV of the investment; if such amount is greater than zero.

Examples of Quarterly Incentive Fee Calculation

Total incentive fee = income related portion of incentive fee plus capital gains portion of incentive fee

Income-Related Portion of Incentive Fee:1

Example 1

Assumptions:

•	Year 1

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Quarterly hurdle rate[2] = 1.75%

•	Management fee[3] = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)[4] = 0.20%

Pre-incentive fee net investment income = investment income - management fee - other expenses = 0.675%

Pre-incentive fee net investment income does not exceed hurdle rate; therefore, there is no incentive fee

Example 2

Assumptions:

•	Year 1

•	Investment income (including interest, dividends, fees, etc.) = 2.70%

•	Quarterly hurdle rate[2] = 1.75%

•	Management fee[5] = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)[4] = 0.20%

Pre-incentive fee net investment income = investment income - management fee - other expenses = 2.00%

Pre-incentive fee net investment income exceeds hurdle rate by 0.25%

Incentive fee = 20% x pre-incentive fee net investment income, not subject to “catch-up”6 because prior to commencement of ninth full fiscal quarter

Incentive fee= 20% x 0.25%
                       = 0.05%

Example 3

Assumptions:

•	Year 2

•	Investment income (including interest, dividends, fees, etc.) = 3.00%

•	Quarterly hurdle rate[7] = 2.50%

•	Management fee[5] = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)[4] = 0.20%

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Pre-incentive fee net investment income = investment income - management fee - other expenses = 2.30%

Pre-incentive fee net investment income does not exceed hurdle rate; therefore, there is no incentive fee.

Example 4

Assumptions:

•	Year 3 (ninth full fiscal quarter)

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Quarterly hurdle rate[8] = 2.25%

•	Management fee[5] = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)[4] = 0.20%

Pre-incentive fee net investment income = investment income - management fee - other expenses = 2.80%

Pre-incentive fee net investment income exceeds hurdle rate by 0.55%

Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”6

Maximum “catch-up” = ( 1/4) x (2.25%) = 0.5625%; therefore, “catch-up” is not exceeded

Incentive fee= 100% x 0.55%
                       = 0.55%

Example 5

Assumptions:

•	Year 4

•	Investment income (including interest, dividends, fees, etc.) = 3.00%

•	Quarterly hurdle rate[2] = 1.75%

•	Management fee[5] = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)[4] = 0.20%

Pre-incentive fee net investment income = investment income - management fee - other expenses = 2.30%

Pre-incentive fee net investment income exceeds hurdle rate by 0.55%

Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”6

Maximum “catch-up” = ( 1/4) x (1.75%) = 0.4375%; therefore, “catch-up” is exceeded by 0.1125%

Incentive fee   = (100% x 0.4375%) + (20% x 0.1125%)
                          = 0.46%

[1]	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
[2]	Represents 7.00% annualized hurdle rate, which would result if LIBOR equals 1.50% (1.50% + 5.50% = 7.00%).
[3]	Represents 1.50% annualized management fee.
[4]	Excludes organizational and offering expenses.
[5]	Represents 2.00% annualized management fee.
[6]
The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds in each calendar quarter, commencing with the ninth full fiscal quarter, the quarterly hurdle rate by more than one-fourth ( 1/4) of such quarterly hurdle rate.

[7]	Represents 10.00% annualized hurdle rate, which would result if LIBOR is greater than or equal to 4.50%.
[8]	Represents 9.00% annualized hurdle rate, which would result if LIBOR equals 3.50% (3.50% + 5.50% = 9.00%).

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Capital Gains Portion of Incentive Fee

Example 1

Assumptions

•	Year 1:	$20 million investment made

•	Year 2:	Fair market value (“FMV”) of investment determined to be $22 million

•	Year 3:	FMV of investment determined to be $17 million

•	Year 4:	Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

Year 1:	No impact

Year 2:	No impact

Year 3:	Reduce base amount on which the second part of the incentive fee is calculated by $3 million

Year 4:	Increase base amount on which the second part of the incentive fee is calculated by $4 million less the amount, if any, of the unrealized capital loss from Year 3 that did not actually reduce the incentive fee that would otherwise have been payable to the investment adviser in Year 3

Example 2

Assumptions

•	Year 1:	$20 million investment made

•	Year 2:	FMV of investment determined to be $17 million

•	Year 3:	FMV of investment determined to be $17 million

•	Year 4:	FMV of investment determined to be $21 million

•	Year 5:	FMV of investment determined to be $18 million

•	Year 6:	Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

Year 1:	No impact

Year 2:	Reduce base amount on which the second part of the incentive fee is calculated by $3 million

Year 3:	No impact

Year 4:	No impact

Year 5:	No impact

Year 6:	Reduce base amount on which the second part of the incentive fee is calculated by $2 million plus the amount, if any, of the unrealized capital loss from Year 2 that did not actually reduce the incentive fee that would otherwise have been payable to the investment adviser in prior years

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Example 3

Assumptions

•	Year 1:	$20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

•	Year 2:	FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3:	Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

Year 1:	No impact

Year 2:	Reduce base amount on which the second part of the incen- tive fee is calcu- lated by $2 million (realized capital loss on Investment B)

Year 3:	Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Example 4

Assumptions

•	Year 1:	$20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

•	Year 2:	FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3:	FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4:	FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5:	Investment A is sold for $17 million, and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

Year 1:	No impact

Year 2:	Reduce base amount on which the second part of the incen- tive fee is calcu- lated by $3 million (unrealized capital loss on Investment B)

Year 3:	Reduce base amount on which the second part of the incen- tive fee is calcu- lated by $2 million (unrealized capital loss on Investment A)

Year 4:	No impact

Year 5:	Increase base amount on which the second part of the incentive fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) less the amount, if any, of the unrealized capital loss on Investment A from Year 3 and the unrealized capital loss on Investment B from Year 2 that did not actually reduce the incentive fees that would otherwise have been payable to the investment adviser in prior years

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Payment of Our Expenses

All personnel of the investment adviser when and to the extent engaged in providing investment advisory services, and the compensation of such personnel allocable to such services, will be provided and paid for by PIM Holdings, the investment adviser’s sole member. We are responsible for all other costs and expenses of our operations and transactions, including without limitation:

•	the cost of calculating our net asset value;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•	expenses incurred by us or the investment adviser (such investment adviser expenses, to the extent not otherwise reimbursed by a third party, not to exceed $250,000 in any year, or a pro-rated portion thereof for the period from the date hereof through December 31, 2004 and, in the event that the investment advisory and management agreement shall terminate as of a date that is not a calendar year end, for the period from January 1 of such year through such termination date, without the consent of the audit committee) and fees and expenses payable to third parties, including agents, consultants or other advisers, in each case relating to, or associated with, monitoring our financial and legal affairs, monitoring our investments, performing due diligence on our prospective portfolio companies and evaluating and making investments;

•	transfer agent and custodial fees;

•	federal and state registration fees;

•	any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs; and

•
all other expenses incurred by either PIM Holdings or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by PIM Holdings in performing its obligations under the administration agreement, including rent and the cost of our chief financial officer and our chief compliance officer and their respective staffs.

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Duration and Termination

The investment advisory and management agreement was approved by our board of directors in June 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60-days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — We are dependent upon Porticoes Investment Management’s key personnel for our future success.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Porticoes Investment Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Porticoes Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Porticoes Investment Management’s services under the investment advisory and management agreement or otherwise as an investment adviser of Porticoes Capital.

Organization of the Investment Adviser

Porticoes Investment Management is a newly formed Delaware limited liability company that is registered as an investment adviser under the Advisers Act. PIM Holdings, a Delaware limited liability company, is its sole member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services contemplated by the investment advisory and management agreement. PIM Holdings has no investment advisory operations separate from serving as the sole member of Porticoes Investment Management.

The principal executive offices of Porticoes Investment Management are located at 712 Fifth Avenue, 24th Floor, New York, New York 10019.

Investment Personnel

In addition to the individuals who serve as our executive officers as discussed above (see “ — Biographical Information”), Porticoes Investment Management will have the following investment professionals:

Neil I. Wiesenberg (43), Managing Director. Mr. Wiesenberg has more than 16 years of experience in leveraged finance. Since September 2003, Mr. Wiesenberg has been affiliated with WindRiver Capital, a middle market private equity firm. From April 2002 until March 2003, he was a Managing Director in the Leveraged Finance Group of Maxcor Financial Inc. Mr. Wiesenberg joined CIBC World Markets Corp. in February 1996, where he served as a Managing Director in the Leveraged Finance Group from December 1996 until July 2001. At CIBC World Markets, Mr. Wiesenberg worked with middle market companies and financial sponsors, and was responsible for originating, structuring and executing leveraged finance and merchant banking transactions.

Mr. Wiesenberg previously served as a Vice President in the High Yield Group of PaineWebber Inc., and a First Vice President of Integrated Resources, Inc., where he managed a diverse portfolio of leveraged buyouts and other operating businesses. Earlier, he was a member of the corporate finance department of Drexel Burnham Lambert Incorporated. Mr. Wiesenberg received an M.B.A. from the University of Pennsylvania’s Wharton School and a B.S. in Economics from the Massachusetts Institute of Technology.

Michael S. Novoseller (27), Principal. Mr. Novoseller joined Indosuez Capital in January 1998 and served as a Vice President in its Merchant Banking Group from October 2001 until June 2003. During his tenure at Indosuez Capital, Mr. Novoseller was part of a team that originated, structured, executed and managed leveraged finance transactions for middle market leveraged buyout sponsors across multiple asset classes (senior loans, mezzanine debt and private equity investments) in a diverse array of industries. Mr. Novoseller earned a B.S. in

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Economics, with concentrations in Finance, Strategic Management and Information Systems, from the University of Pennsylvania’s Wharton School.

Gregory A. Robbins (29), Principal. Mr. Robbins initially joined Indosuez Capital in July 1997, and, after leaving for 14 months in August 2000, re-joined the group from October 2001 until June 2003 as a Vice President in its Merchant Banking Group. During his tenure at Indosuez Capital, Mr. Robbins was part of a team that originated, structured, executed and managed leveraged finance transactions for middle market leveraged buyout sponsors across multiple asset classes (senior loans, mezzanine debt and private equity investments) in a diverse array of industries. From August 2000 until October 2001, Mr. Robbins was an Associate at Saw Mill Capital, LLC, a private equity firm primarily focused on the power industry. Mr. Robbins earned a B.S. in Economics, magna cum laude, with a Finance concentration, from the University of Pennsylvania’s Wharton School.

Board Approval of the Investment Advisory and Management Agreement

Our board of directors determined at a meeting in June 2004 to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) the projected profitability of the adviser and any existing and potential sources of indirect income to the investment adviser or PIM Holdings from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory and management agreement; (f) the organizational capability and financial condition of the investment adviser and its affiliates; (g) the investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the board of directors, including a majority of the independent directors, concluded that the investment advisory and management fee rates and other terms of the investment advisory agreement were reasonable in relation to the services to be provided. In arriving at its decision to approve the investment advisory agreement, our board of directors did not single out any one factor or group of factors as more or less important (other than brokerage practices, which were not considered by our board to be as significant a factor in light of our intended investments), but considered all factors together.

Administration Agreement

Pursuant to a separate administration agreement, PIM Holdings will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, PIM Holdings also will perform, or oversee the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, PIM Holdings will oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of PIM Holdings’ overhead in performing its obligations under the administration agreement, including rent and the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, PIM Holdings will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. PIM Holdings will not receive any fees from us or from any portfolio company for providing such managerial assistance. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, PIM Holdings and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with

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it are entitled to indemnification from Porticoes Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PIM Holdings’ services under the administration agreement or otherwise as administrator for Porticoes Capital.

CERTAIN RELATIONSHIPS

We have entered into the investment advisory and management agreement with Porticoes Investment Management, which is controlled by PIM Holdings, its sole member, in which our senior management has ownership and financial interests. See “Risk Factors — Risks Relating To Our Business And Structure — There are potential conflicts of interest which could impact our investment returns.”

In addition, pursuant to the terms of the administration agreement, PIM Holdings provides us with office facilities and administrative services.

Mr. Lieberman, who is an executive officer and a director of Porticoes Capital and a principal of our investment adviser, is currently the managing member of Sterling Partners, LLC, which, through SEI Capital, LLC, acts as a subadviser to Suez Equity Investors, L.P., a private equity fund with middle market investments that is out of its investment period. Mr. Lieberman is the managing member of SEI Capital, which is the general partner of Suez Equity Investors. Mr. Kencel, who is an executive officer and a director of Porticoes Capital and a principal of our investment adviser, is currently a managing partner of Suez Capital Partners II, L.P., a private equity fund with middle market investments that is out of its investment period.

Affiliates of the investment adviser have paid, on our behalf, $108,000 of our offering expenses. Following completion of this offering, we will reimburse such affiliates for such expenses.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of Common Stock Outstanding
		Immediately Prior to Offering		Immediately After Offering(1)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage

Porticoes Investment Management, LLC(2)	Record and beneficial	100	100%	100	*
All officers and directors as a group (8 persons)(3)	Record and beneficial	0	—	279,232	2.1%

*	Represents less than 1.00% of the outstanding shares of our common stock.
(1)	Assumes issuance of 13,333,334 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(2)	PIM Holdings, LLC is the sole member of Porticoes Investment Management, LLC. Messrs. Lieberman, Kencel and De Leonardis are the managers of PIM Holdings, LLC.

(3)
The address for all officers and directors is c/o Porticoes Capital Corporation, 712 Fifth Avenue, 24th Floor, New York, New York 10019. The number of shares listed as owned by such officers and directors consists of the shares which Messrs. Lieberman, Kencel and De Leonardis will purchase in this offering pursuant to the directed share program. See “Underwriting — Directed Share Program.”

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Porticoes Capital(1)

Independent Directors:
Nigel D.T. Andrews	none
Alan S. Bernikow	none
Raymond E. Mabus, Jr.	none
Peyton R. Patterson	none

Interested Directors:
Les J. Lieberman	over $100,000
Kenneth J. Kencel	over $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

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DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding on the date as of which the determination is made.

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, we and our investment adviser will undertake a multi-step valuation process each quarter, as described below:

•	Each investment will be initially valued by our investment adviser, which will utilize, among other things, market and transaction comparables and other valuation methodologies;

•	An independent valuation firm engaged by our board of directors or the valuation committee of the board will review these preliminary valuations;

•
The valuation committee of our board of directors will review the preliminary valuations, and our investment adviser and the independent valuation firm will respond and supplement the preliminary valuations to reflect any comments provided by the valuation committee; and

•
Our investment adviser will determine a preliminary fair value of each investment in our portfolio in good faith based on the input of the independent valuation firm and the valuation committee, and will present a report to our board for its consideration and approval.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded securities, discounted cash flow and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

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DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our net investment income dividends and capital gains distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. In this way, a stockholder can maintain an undiluted investment in Porticoes Capital and still allow us to pay out the required distributable in income.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying The Bank of New York, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than ten days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on the Nasdaq National Market or, if no sale is reported for such day, at the average of the reported bid and asked prices for our shares. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus $0.03 per share in brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of shares of our common stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at The Bank of New York, 101 Barclay Street, New York, New York 10286, or by telephone at (800) 433-8191.

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) in general, a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net investment income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

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Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any

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distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary dividend income (to the extent of our current and accumulated earnings and profits) eligible for a 15% maximum tax rate for non- corporate stockholders and the dividends received deduction for corporate stockholders subject to applicable rules. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated, and, as explained below, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. See “Election to be Taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net investment income plus realized net short-term capital gains in excess of realized net long- term capital losses) generally will be taxable as ordinary dividend income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate for non-corporate stockholders or the dividends received deduction for corporate stockholders. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during

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January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long- term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) at the applicable rate from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

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Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or other disposition of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate for non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

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DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which is initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have reserved the ticker symbol “PTCC” for the quotation of our common stock on the Nasdaq National Market. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Porticoes Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote

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of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We presently do not intend to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

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Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless and until the bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director on a classified board may be removed only for cause, as defined by our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under Maryland law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as

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to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from calculations of shares entitled to vote on the matter. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

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The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A “control share acquisition” means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider approval of the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

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REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, as amended, or the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and they may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•
is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company which we control.

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(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating To Our Business And Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

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Code of Ethics

We and Porticoes Investment Management each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Privacy Policy

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to non-affiliated third parties, except as permitted by law and in accordance with the policies adopted by us, including:

(a)	our other service providers such as accounting, legal, or tax preparation services;

(b)	governmental authorities; and

(c)	transfer agents, brokerage firms and the like, in connection with distributions to our investors.

We restrict access to non-public personal information about our stockholders to employees of our investment adviser. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser, Porticoes Investment Management. The Proxy Voting Policies and Procedures of Porticoes Investment Management are set forth below. (The guidelines are reviewed periodically by Porticoes Investment Management and our independent directors, and, accordingly, are subject to change.) For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to Porticoes Investment Management.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Investment Advisers Act of 1940.

Proxy Policies

These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize stockholder value and vote in our clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, we will apply the following general policies:

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Elections of Directors

In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. We believe that directors have a duty to respond to stockholder actions that have received significant stockholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors

We believe that the company remains in the best position to choose the auditors and will generally support management’s recommendation.

Changes in Capital Structure

Changes in a company’s charter, articles of incorporation or bylaws may be required by state or federal regulation. In general, we will cast our votes in accordance with the company’s management on such proposals. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions

We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

Proposals Affecting Stockholder Rights

We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of stockholder rights.

Corporate Governance

We recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the stockholders. We favor proposals promoting transparency and accountability within a company.

Anti-Takeover Measures

The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.

Stock Splits

We will generally vote with management on stock split matters.

Limited Liability of Directors

We will generally vote with management on matters that would affect the limited liability of directors.

Social and Corporate Responsibility

The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value.

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We may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.

Proxy Voting Procedures

We will generally vote proxies in accordance with these guidelines. In circumstances in which (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we might find it necessary to vote contrary to our general guidelines to maximize stockholder value and vote in our clients’ best interests, the Proxy Voting Committee will vote the proxy.

Proxy Voting Committee

We have formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

Conflicts of Interest

We recognize that there may be a potential conflict of interest when we vote a proxy solicited by an issuer that is our advisory client or a client or customer of one of our affiliates or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that adherence to these policies and procedures ensures that proxies are voted with only our clients’ best interests in mind. To ensure that our votes are not the product of a conflict of interests, we require that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting

Each account’s custodian will forward all relevant proxy materials to us, either electronically or in physical form to the address of record that we have provided to the custodian.

Proxy Recordkeeping

We must retain the following documents pertaining to proxy voting:

•	copies of our proxy voting polices and procedures;

•	copies of all proxy statements;

•	records of all votes cast by us;

•
copies of all documents created by us that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and copies of all written client requests for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

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Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Porticoes Investment Management, LLC, 712 Fifth Avenue, 24th Floor, New York, New York 10019.

Other Regulation

1940 Act

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Porticoes Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Porticoes Investment Management will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 5, 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the Nasdaq National Market has adopted corporate governance changes to its listing standards. We are in substantial compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

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SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 13,333,434 shares of our common stock will be outstanding, based on the number of shares outstanding on June 16, 2004, assuming no exercise of the underwriters’ over-allotment option. Of these shares, all shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, other than shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York, which will also act as our transfer agent, dividend paying agent and registrar. The principal business address of The Bank of New York is 101 Barclay Street, New York, New York 10286, telephone number (800) 433-8191.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Porticoes Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, Porticoes Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Porticoes Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

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UNDERWRITING

We are offering the shares of common stock described in this prospectus through a number of underwriters. Banc of America Securities LLC is the representative of the underwriters. We have entered into a firm commitment underwriting agreement with the representative. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has agreed to purchase, the number of shares of common stock listed next to its name in the following table:

Underwriter	Number of Shares

Banc of America Securities LLC
Piper Jaffray & Co.
RBC Capital Markets Corporation
Keefe, Bruyette & Woods, Inc.
Morgan Keegan & Company, Inc.

Total	13,333,334

The underwriting agreement is subject to a number of terms and conditions and provides that the underwriters must buy all of the shares if they buy any of them. The underwriters will sell the shares to the public when and if the underwriters buy the shares from us.

The underwriters initially will offer the shares to the public at the price specified on the cover page of this prospectus. The underwriters may allow a concession of not more than $ per share to selected dealers. The underwriters may also allow, and those dealers may re-allow, a concession of not more than $ per share to some other dealers. If all the shares are not sold at the public offering price, the underwriters may change the public offering price and the other selling terms. The common stock is offered subject to a number of conditions, including:

•	receipt and acceptance of the common stock by the underwriters; and

•	the underwriters’ right to reject orders in whole or in part.

Over-Allotment Option. We have granted the underwriters an over-allotment option to buy up to 2,000,000 additional shares of our common stock at the same price per share as they are paying for the shares shown in the table above. These additional shares would cover sales of shares by the underwriters which exceed the total number of shares shown in the table above. The underwriters may exercise this option at any time within 30 days after the date of this prospectus. To the extent that the underwriters exercise this option, each underwriter will purchase additional shares from us in approximately the same proportion as it purchased the shares shown in the table above. If purchased, the additional shares will be sold by the underwriters on the same terms as those on which the other shares are sold.

Discounts and Commissions. The following table shows the per share and total sales load to be paid to the underwriters by us, without taking into account 279,232 shares of common stock reserved by the underwriters for sale to certain members of our senior management team at the public offering price, net of the sales load. (See “— Directed Share Program.”) These amounts are shown assuming no exercise and full exercise of the underwriters’ option to purchase additional shares.

	Paid by Us
	No Exercise	Full Exercise

Per Share	$0.6750	$0.6750

Total	$9,000,000	$10,350,000

We estimate that the expenses of the offering to be paid by us, not including the sales load, will be approximately $1,083,000.

Listing. We have reserved the symbol “PTCC” for the quotation of our common stock on the Nasdaq National Market.

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Stabilization. In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	stabilizing transactions;

•	short sales;

•	syndicate covering transactions;

•	imposition of penalty bids; and

•	purchases to cover positions created by short sales.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. Stabilizing transactions may include making short sales of our common stock, which involves the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock from us or on the open market to cover positions created by short sales. Short sales may be “covered” shorts, which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked” shorts, which are short positions in excess of that amount. Syndicate covering transactions involve purchases of our common stock in the open market after the distribution has been completed in order to cover syndicate short positions.

The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase through the over-allotment option.

A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.

The representative also may impose a penalty bid on underwriters and dealers participating in the offering. This means that the representative may reclaim from any syndicate members or other dealers participating in the offering the underwriting discounts and commissions or selling concessions on shares sold by them and purchased by the representative in stabilizing or short covering transactions.

These activities may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If the underwriters commence the activities, they may discontinue them at any time. The underwriters may carry out these transactions on the Nasdaq National Market, in the over-the-counter market or otherwise.

Market Making. In connection with this offering, some underwriters and any selling group members who are qualified market makers on the Nasdaq National Market may engage in passive market making transactions in our common stock on the Nasdaq National Market. Passive market making is allowed during the period when the SEC’s rules would otherwise prohibit market activity by the underwriters and dealers who are participating in this offering. Passive market making may occur during the business day before the pricing of this offering, before the commencement of offers or sales of the common stock. A passive market maker must comply with applicable volume and price limitations and must be identified as a passive market maker. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for our common stock; but if all independent bids are lowered below the passive market maker’s bid, the passive market maker must also lower its bid once it exceeds specified purchase limits. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in our common stock during the specified period and must be discontinued when that limit is reached. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters and dealers are not required to engage in a passive market making and may end passive market making activities at any time.

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Discretionary Accounts. The underwriters have informed us that they do not expect to make sales to accounts over which they exercise discretionary authority in excess of 5% of the shares of common stock being offered.

Lock-up Agreements. We, our directors and executive officers, Porticoes Investment Management, PIM Holdings, and the partners and officers of Porticoes Investment Management and PIM Holdings (and any entities through which such partners and officers may invest in our shares) have entered into lock-up agreements with the underwriters. Under these agreements, subject to exceptions, we may not issue any new common stock, and those holders of stock may not, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of or hedge any common stock or securities convertible into or exchangeable for shares of common stock, or publicly announce the intention to do any of the foregoing, without the prior written consent of Banc of America Securities LLC for a period of 180 days from the date of this prospectus. This consent may be given at any time without public notice. In addition, during this 180-day period, we have also agreed not to file any registration statement for, and each of our officers, directors and principal stockholders has agreed not to make any demand for, or exercise any right of, the registration of, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock without the prior written consent of Banc of America Securities LLC.

Directed Share Program. At our request, the underwriters have reserved for sale to our employees, directors, families of employees and directors, business associates and other third parties at the initial offering price up to five percent of the shares being offered by this prospectus; provided, however, that pursuant to such program, Messrs. Lieberman, Kencel and De Leonardis intend to invest $4 million to purchase shares being offered by this prospectus at the initial offering price, net of the sales load. The sale of the reserved shares to these purchasers will be made by Banc of America Securities LLC. Apart from such purchases by these principals, we do not know if our employees, directors, families of employees and directors, business associates and other third parties will choose to purchase all or any portion of the reserved shares, but any purchases they do make will reduce the number of shares available to the general public. If all of these reserved shares are not purchased, the underwriters will offer the remainder to the general public on the same terms as the other shares offered to the general public by this prospectus.

We will receive the same amount of cash per share from the sale of the shares pursuant to the directed share program as we will receive from the sale of the shares to the general public. Accordingly, the investors in the offering will not experience any additional dilution by virtue of the directed share program.

Indemnification. We will indemnify the underwriters against some liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we will contribute to payments the underwriters may be required to make in respect of those liabilities.

Online Offering. A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters participating in this offering. Other than the prospectus in electronic format, the information on any such web site, or accessible through any such web site, is not part of the prospectus. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters that will make internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

Conflicts/Affiliates. The underwriters and their affiliates have provided, and may in the future provide, various investment banking, commercial banking and other financial services for us and our affiliates for which services they have received, and may in the future receive, customary fees.

From October 2001 until his resignation in April 2004, Mr. Kencel served as Head of Leveraged Finance for RBC Capital Markets, one of the underwriters of this offering. At RBC, Mr. Kencel was responsible for all leveraged finance activities and for managing the firm’s relationships with financial sponsor firms. As part of his separation arrangement with RBC, certain loans to Mr. Kencel from RBC remain outstanding. In addition, there are other conditional deferred compensation arrangements that will continue pursuant to the terms of the separation arrangement.

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LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Porticoes Capital by Kramer Levin Naftalis & Frankel LLP, New York, New York, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters by Shearman & Sterling LLP, Washington, D.C.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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INDEX TO FINANCIAL STATEMENTS

PORTICOES CAPITAL CORPORATION

Page

Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities	F-3
Notes to Statement of Assets and Liabilities	F-4

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of
Porticoes Capital Corporation

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Porticoes Capital Corporation (the “Corporation”) at May 31, 2004, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Corporation’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 18, 2004

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STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2004

Assets
Cash	$1,500

Total assets	$1,500

Liabilities
Accrued organizational expenses	—

Net assets (100 shares of beneficial interest issued and outstanding; 100,000,000 shares authorized)	$1,500

Net asset value per share	$15

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NOTES

1. ORGANIZATION

Porticoes Capital Corporation (“Porticoes”) was organized as a Maryland corporation on April 9, 2004. Porticoes has not had operations other than the sale and issuance of 100 shares of common stock at an aggregate purchase price of $1,500 to Porticoes Investment Management, LLC (the “Adviser”).

2. ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from these estimates.

3. AGREEMENTS

Porticoes has entered into an Investment Advisory and Management Agreement with the Adviser under which the Adviser, subject to the overall supervision of Porticoes’ board of directors, will provide investment advisory services to Porticoes. For providing these services the Adviser will receive a fee from Porticoes, consisting of two components—a base management fee and an incentive fee. The management fee will be calculated at an annual rate based on Porticoes’ gross assets. Although the management fee will be 2.00% of Porticoes’ gross assets, the investment adviser has agreed to waive a portion of the management fee such that the management fee will be equal to (x) 1.50% of Porticoes’ gross assets from the date of the offering until the date on which it has invested at least 50% of the net proceeds of the offering and (y) 1.75% of Porticoes’ gross assets from such later date until the date on which it has invested at least 75% of the net proceeds of the offering. The management fee will remain 2.00% of Porticoes’ gross assets thereafter. Through and including December 2004, the base management fee will be payable monthly in arrears by the tenth day after the end of such month. For services rendered after December 2004, the base management fee will be payable quarterly in arrears by the tenth day after the end of such quarter.

The incentive fee will consist of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of Porticoes’ net investment income that exceeds a quarterly hurdle rate that, on an annualized basis, is equal to the lesser of (a) 5.5% over the three- month London Interbank Offer Rate, or LIBOR, and (b) 10%, subject to a “catch-up” provision as described below. The Adviser will not receive an incentive fee based on Porticoes’ net investment income until its pre-incentive fee net investment income exceeds the quarterly hurdle rate. In each calendar quarter prior to commencement of Porticoes’ ninth full fiscal quarter, the Adviser will receive 20% of Porticoes’ pre-incentive fee net investment income in excess of the quarterly hurdle rate. In each calendar quarter commencing with Porticoes’ ninth full fiscal quarter, (i) the Adviser will receive 100% of Porticoes’ pre-incentive fee net investment income in excess of the quarterly hurdle rate until the incentive fee equals 20% of Porticoes’ pre-incentive fee net investment income, calculated as if a hurdle rate did not apply, and (ii) after the Adviser receives the “catch-up” amount of clause (i), it will receive 20% of Porticoes’ pre-incentive fee net investment income. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash, and, as a result, will fluctuate in part based on the timing of when interest is accrued. Porticoes’ net investment income used to calculate this part of the incentive fee will also be included in the amount of its gross assets used to calculate the base management fee. The second part of the incentive fee will equal 20% of (x) Porticoes’ realized capital gains for the calendar year, net of (y) the sum of its (i) realized capital losses for such calendar year and (ii) unrealized capital losses incurred during such year; and will be payable at the end of each calendar year beginning on December 31, 2004. For these purposes, “realized capital losses” will not include amounts previously taken into account under the formula while they were unrealized, provided that such amounts actually reduced the incentive fees that would otherwise have been payable to the investment adviser in prior years. Additionally, “unrealized capital losses” to the extent that such unrealized capital losses do not represent a write-down of such investment below its purchase price will not be taken into account under the formula.

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4. ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of Porticoes’ common stock offering will be used for organizational and offering expenses of approximately $266,000 and $1,083,000, respectively. Organizational expenses will be treated as an expense in the period incurred.

5. RELATED PARTY TRANSACTIONS

Affiliates of the Adviser have paid, on behalf of Porticoes, $108,000 of the offering expenses described above. Following the completion of Porticoes’ offering of common stock, Porticoes will reimburse the affiliates of the Adviser for such offering expenses.

6. FEDERAL INCOME TAXES

Porticoes intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, will be required to make the requisite distributions to its stockholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

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13,333,334 Shares

Porticoes Capital Corporation

Common Stock

Prospectus
              , 2004

Banc of America Securities LLC

Piper Jaffray
RBC Capital Markets
Keefe, Bruyette & Woods
Morgan Keegan & Company, Inc.

Until                      , 2004, all dealers that buy, sell or trade the common stock may be required to deliver a prospectus, regardless of whether they are participating in this offering. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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PART C
OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1)	Financial Statements

The following statements of Porticoes Capital Corporation (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

Statement of assets and liabilities**

(2)	Exhibits
	(a)	Form of Articles of Amendment and Restatement**
	(b)	Bylaws**
	(c)	Not Applicable
	(d)	Form of Stock Certificate**
	(e)	Form of Dividend Reinvestment Plan**
	(f)	Not Applicable
	(g)	Revised Form of Investment Advisory and Management Agreement between Registrant and Porticoes Investment Management, LLC**
	(h)	Form of Underwriting Agreement**
	(i)	Not Applicable
	(j)	Form of Custody Agreement between the Registrant and The Bank of New York**
	(k)(1)	Revised Form of Administration Agreement between Registrant and PIM Holdings, LLC**
	(k)(2)	Form of Transfer Agency and Service Agreement between Registrant and The Bank of New York**
	(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*
	(m)	Not Applicable
	(n)	Consent of independent auditors for Registrant**
	(o)	Not Applicable
	(p)	Not Applicable
	(q)	Not Applicable
	(r)	Form of Code of Ethics**

*	To be filed by amendment.
**	Filed herewith.

Item 25. Marketing Arrangements

The information contained under the heading “Underwriting” on page 73 of this Registration Statement is incorporated herein by reference.

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Item 26. Other Expenses of Issuance and Distribution

Commission registration fee	$72,853
Listing fee	$100,000
NASD filing fee	$30,500
Accounting fees and expenses	$6,000	(1)
Legal fees and expenses	$700,000	(1)
Printing and engraving expenses	$100,000	(1)
Miscellaneous fees and expenses	$73,647	(1)

Total	$1,083,000	(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 27. Persons Controlled by or Under Common Control

Immediately prior to this offering, Porticoes Investment Management, LLC, a Delaware limited liability company, will own shares of the Registrant representing 100% of the shares of common stock outstanding. Following the completion of this offering, Porticoes Investment Management’s share ownership is expected to represent less than 1.00% of the common stock outstanding.

Item 28. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock at June 16, 2004.

Title of Class	Number Of Record Holders

Common stock, $0.01 par value	1

Item 29. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our

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predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Porticoes Investment Management, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, PIM Holdings and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PIM Holdings’ services under the Administration Agreement or otherwise as administrator for the Company.

The Underwriters’ Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a

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director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding the Adviser and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63050), and is incorporated herein by reference.

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Porticoes Capital Corporation, 712 Fifth Avenue, 24th Floor, New York, New York 10019;

(2)	the Transfer Agent and Custodian, The Bank of New York, 101 Barclay Street, New York, New York 10286; and

(3)	the Investment Adviser, Porticoes Investment Management, LLC, 712 Fifth Avenue, 24th Floor, New York, New York 10019.

Item 32. Management Services

Not Applicable.

Item 33. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of June, 2004.

PORTICOES CAPITAL CORPORATION

By:	/s/ Les J. Lieberman

Les J. Lieberman Chief Executive Officer

POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of Porticoes Capital Corporation, hereby severally constitute and appoint Les J. Lieberman and Phillip R. De Leonardis, and each of them singly, our true and lawful attorneys-in-fact and agents, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, all pre-effective and post-effective amendments to this Registration Statement and any other registration statement (and any amendment thereto) filed with the Securities and Exchange Commission with respect to the plan listed on the face of this Registration Statement and generally to do all things in our names and on our behalf in such capacities to enable Porticoes Capital Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on June 21, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ Les J. Lieberman Les J. Lieberman	Director and Chief Executive Officer (principal executive officer)

/s/ Kenneth J. Kencel Kenneth J. Kencel	Director and President

/s/ Alastair G.C. Merrick Alastair G.C. Merrick	Chief Financial Officer (principal financial and accounting officer)

/s/ Nigel D.T. Andrews Nigel D.T. Andrews	Director

/s/ Alan S. Bernikow Alan S. Bernikow	Director

/s/ Raymond E. Mabus, Jr. Raymond E. Mabus, Jr.	Director

/s/ Peyton R. Patterson Peyton R. Patterson	Director

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EXHIBIT INDEX

(a)	Form of Articles of Amendment and Restatement

(b)	Bylaws

(d)	Form of Stock Certificate

(e)	Form of Dividend Reinvestment Plan

(g)	Revised Form of Investment Advisory and Management Agreement between Registrant and Porticoes Investment Management, LLC

(h)	Form of Underwriting Agreement

(j)	Form of Custody Agreement between Registrant and The Bank of New York

(k)(1)	Revised Form of Administration Agreement between Registrant and PIM Holdings, LLC

(k)(2)	Form of Transfer Agency and Service Agreement between Registrant and The Bank of New York

(n)	Consent of independent auditors for Registrant

(r)	Form of Code of Ethics